                                                                    EXHIBIT 10.4

================================================================================

                                CREDIT AGREEMENT

                                   dated as of

                                November 8, 2002

                                      among

                       NATIONWIDE HEALTH PROPERTIES, INC.,

                                  as Borrower,

                            The LENDERS Party Hereto,

                              JPMORGAN CHASE BANK,

                            as Administrative Agent,

                                       and

                     J.P. MORGAN SECURITIES INC. and BANC OF
                            AMERICA SECURITIES LLC,

                  as Joint Bookrunners and Joint Lead Arrangers

                               -------------------

                                  $150,000,000

                               -------------------

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I. DEFINITIONS ...................................................    1

SECTION 1.01.  Defined Terms .............................................    1
SECTION 1.02.  Classification of Loans and Borrowings ....................   19
SECTION 1.03.  Terms Generally ...........................................   19
SECTION 1.04.  Accounting Terms; GAAP ....................................   19

ARTICLE II. THE CREDITS ..................................................   19

SECTION 2.01.  The Commitments ...........................................   19
SECTION 2.02.  Loans and Borrowings ......................................   20
SECTION 2.03.  Requests for Revolving Borrowings .........................   20
SECTION 2.04.  Competitive Bid Procedure .................................   21
SECTION 2.05.  [Intentionally Deleted] ...................................   22
SECTION 2.06.  Letters of Credit .........................................   22
SECTION 2.07.  Funding of Borrowings .....................................   25
SECTION 2.08.  Interest Elections ........................................   26
SECTION 2.09.  Termination, Reduction and Extension of the Commitments ...   27
SECTION 2.10.  Repayment of Loans; Evidence of Debt ......................   28
SECTION 2.11.  Prepayment of Loans .......................................   29
SECTION 2.12.  Fees ......................................................   30
SECTION 2.13.  Interest ..................................................   31
SECTION 2.14.  Alternate Rate of Interest ................................   31
SECTION 2.15.  Increased Costs ...........................................   32
SECTION 2.16.  Break Funding Payments ....................................   33
SECTION 2.17.  Taxes .....................................................   33
SECTION 2.18.  Payments Generally; Pro Rata Treatment; Sharing of Setoff..   34
SECTION 2.19.  Mitigation Obligations; Replacement of Lenders ............   36

ARTICLE III. REPRESENTATIONS AND WARRANTIES ..............................   36

SECTION 3.01.  Organization; Powers ......................................   36
SECTION 3.02.  Authorization; Enforceability .............................   36
SECTION 3.03.  Governmental Approvals; No Conflicts ......................   36
SECTION 3.04.  Financial Condition; No Material Adverse Change ...........   37
SECTION 3.05.  Properties ................................................   37
SECTION 3.06.  Litigation and Environmental Matters ......................   37
SECTION 3.07.  Compliance with Laws and Agreements .......................   38
SECTION 3.08.  Investment and Holding Company Status .....................   38
SECTION 3.09.  Taxes .....................................................   38
SECTION 3.10.  ERISA .....................................................   38
SECTION 3.11.  Disclosure ................................................   38
SECTION 3.12.  Use of Credit .............................................   38
SECTION 3.13.  Material Agreements and Liens .............................   38
SECTION 3.14.  Capitalization ............................................   39
SECTION 3.15.  Subsidiaries and Investments ..............................   39
SECTION 3.16.  Real Property .............................................   39
SECTION 3.17.  Solvency ..................................................   39
SECTION 3.18.  No Default ................................................   40
SECTION 3.19.  Insurance .................................................   40
SECTION 3.20.  Organizational Documents ..................................   40

                                                                            Page
                                                                            ----
SECTION 3.21.  Executive Offices; Places of Organization .................   40
SECTION 3.22.  Securities Act ............................................   40
SECTION 3.23.  REIT Status ...............................................   40
SECTION 3.24.  Leases ....................................................   40
SECTION 3.25.  Brokers ...................................................   40

ARTICLE IV. CONDITIONS ...................................................   40

SECTION 4.01.  Effective Date ............................................   40
SECTION 4.02.  Each Credit Event .........................................   42

ARTICLE V. AFFIRMATIVE COVENANTS .........................................   42

SECTION 5.01.  Financial Statements and Other Information ................   42
SECTION 5.02.  Notices of Material Events ................................   43
SECTION 5.03.  Existence; Conduct of Business ............................   44
SECTION 5.04.  Payment of Obligations ....................................   44
SECTION 5.05.  Maintenance of Properties; Insurance ......................   44
SECTION 5.06.  Books and Records; Inspection Rights ......................   44
SECTION 5.07.  Compliance with Laws ......................................   45
SECTION 5.08.  Use of Proceeds and Letters of Credit .....................   45
SECTION 5.09.  Further Assurances ........................................   45
SECTION 5.10.  REIT Status ...............................................   45
SECTION 5.11.  Hazardous Materials .......................................   45

ARTICLE VI. NEGATIVE COVENANTS ...........................................   45

SECTION 6.01.  Indebtedness ..............................................   45
SECTION 6.02.  Liens .....................................................   45
SECTION 6.03.  Fundamental Changes .......................................   46
SECTION 6.04.  Investments ...............................................   46
SECTION 6.05.  Restricted Payments .......................................   47
SECTION 6.06.  Transactions with Affiliates ..............................   47
SECTION 6.07.  Certain Financial Covenants ...............................   48
SECTION 6.08.  Organizational Documents ..................................   48
SECTION 6.09.  Fiscal Year ...............................................   48
SECTION 6.10.  Senior Management .........................................   48
SECTION 6.11.  Dispositions ..............................................   49

ARTICLE VII. EVENTS OF DEFAULT ...........................................   49

ARTICLE VIII. THE ADMINISTRATIVE AGENT ...................................   51

ARTICLE IX. MISCELLANEOUS ................................................   52

SECTION 9.01.  Notices ...................................................   52
SECTION 9.02.  Waivers; Amendments .......................................   53
SECTION 9.03.  Expenses; Indemnity; Damage Waiver ........................   53
SECTION 9.04.  Successors and Assigns ....................................   54
SECTION 9.05.  Survival ..................................................   57
SECTION 9.06.  Counterparts; Integration; Effectiveness ..................   57
SECTION 9.07.  Severability ..............................................   57
SECTION 9.08.  Right of Setoff ...........................................   57

                                                                            Page
                                                                            ----
SECTION 9.09.  Governing Law; Jurisdiction; Etc ..........................   57
SECTION 9.10.  WAIVER OF JURY TRIAL ......................................   58
SECTION 9.11.  Headings ..................................................   58
SECTION 9.12.  Confidentiality ...........................................   58
SECTION 9.13.  Additional Commitments ....................................   59

SCHEDULE 2.01       -       Commitments
SCHEDULE 3.06       -       Litigation and Environmental Disclosed Matters
SCHEDULE 3.13       -       Material Agreements and Liens
SCHEDULE 3.14       -       Stock Options
SCHEDULE 3.15       -       Subsidiaries and Investments
SCHEDULE 3.16       -       Real Property
SCHEDULE 3.24       -       Leases
SCHEDULE 4.01(e) -  Organizational Documents


EXHIBIT A      -    Form of Assignment and Assumption
EXHIBIT B-1    -    Form of Revolving Note
EXHIBIT B-2    -    Form of Competitive Note
EXHIBIT C      -    Form of Revolving Borrowing Request
EXHIBIT D      -    Form of Revolving Interest Election Request
EXHIBIT E      -    Form of Competitive Bid Request
EXHIBIT F      -    Form of Opinion of Counsel to the Borrower
EXHIBIT G           Form of Opinion of Special New York Counsel to the Borrower
EXHIBIT H      -    Form of Compliance Certificate

          CREDIT AGREEMENT dated as of November 8, 2002, between NATIONWIDE HEALTH PROPERTIES, INC., the LENDERS party hereto, and JPMORGAN CHASE BANK, as Administrative Agent.

          The Borrower (as hereinafter defined) has requested that the Lenders (as hereinafter defined) extend credit to it in an aggregate principal or face amount not exceeding $150,000,000 (subject to increase up to a maximum aggregate amount of $200,000,000 in accordance with the provisions of Section 9.13) at any
                                                            ------------
one time outstanding. The Lenders are prepared to extend such credit upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS
                                   -----------

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms
                   -------------
have the meanings specified below:

          "ABR", when used in reference to any Loan or Borrowing, refers to
           ---
whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

          "Accepting Lender" has the meaning assigned to such term in Section
           ----------------                                           -------
9.13.
----

          "Additional Commitment Amount" has the meaning assigned to such term
           ----------------------------
in Section 9.13.
   ------------

          "Additional Syndication Notice" has the meaning assigned to such term
           -----------------------------
in Section 9.13.
   ------------

          "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing
           ------------------
for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Agent" means JPMorgan, in its capacity as
           --------------------
administrative agent for the Lenders hereunder.

          "Administrative Agent's Account" means an account designated by the
           ------------------------------
Administrative Agent in a notice to the Borrower and the Lenders.

          "Administrative Questionnaire" means an Administrative Questionnaire
           ----------------------------
in a form supplied by the Administrative Agent.

          "Affiliate" means, with respect to a specified Person, another Person
           ---------
that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          "Aggregate Investment Value" means for each permitted Investment
           --------------------------
identified in Section 6.04 of this Agreement (and any related Property referred
              ------------
to in such Section), the greater of (i) the purchase price of such Investment (and related Property); or (ii) that portion of the Capitalization Value represented by the relevant Investment (and related Property) as calculated in the most recent Measuring Period.

          "Alternate Base Rate" means, for any day, a rate per annum equal to
           -------------------
the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate for such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Applicable Percentage" means, with respect to any Lender, the
           ---------------------

percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the

                                Credit Agreement
                                ----------------

Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

          "Applicable Rate" means, for any day, with respect to any ABR Loan or
           ---------------
Eurodollar Revolving Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Facility Fee Rate", as the case may be, based upon the ratings by Moody's, Fitch and S&P, respectively, applicable on such date to the Index Debt:

================================================================================
    Index Debt Ratings:           ABR          Eurodollar        Facility Fee
    ------------------            ---          ----------        ------------
     S&P/Moody's/Fitch          Spread           Spread              Rate
                                ------           ------              ----
--------------------------------------------------------------------------------
         Category 1
         ----------
     A-/A3/A- or better         0.00%            0.825%              0.175%
--------------------------------------------------------------------------------
         Category 2
         ----------
       BBB+/Baa1/BBB+           0.00%            0.90%               0.20%
--------------------------------------------------------------------------------
         Category 3
         ----------
        BBB/Baa2/BBB            0.00%            1.00%               0.25%
--------------------------------------------------------------------------------
         Category 4
         ----------
       BBB-/Baa3/BBB-           0.00%            1.20%               0.30%
--------------------------------------------------------------------------------
         Category 5
         ----------
  Not rated or less than:       0.00%            1.50%               0.35%
       BBB-/Baa3/BBB-
================================================================================

          For purposes of the foregoing, (i) if any of Moody's, Fitch or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 5;
(ii) if only two of the ratings established or deemed to have been established by Moody's, Fitch and S&P for the Index Debt shall fall within the same Category, the Applicable Rate shall be based on the two rating agencies that are in agreement; (iii) if none of the ratings established or deemed to have been established by Moody's, Fitch and S&P for the Index Debt shall fall within the same Categories, the Applicable Rate shall be based on the lower of the two highest ratings; and (iv) if the ratings established or deemed to have been established by Moody's, Fitch and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's, Fitch or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Agent and the Lenders pursuant to
Section 5.01 or otherwise. Each change in the Applicable Rate shall apply during
------------
the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's, Fitch or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

          "Approved Fund" has the meaning assigned to such term in Section 9.04.
           -------------                                           ------------

          "Arrangers" means J.P. Morgan Securities Inc. and Banc of America
           ---------
Securities LLC.

          "Assignment and Assumption" means an assignment and assumption entered
           -------------------------
into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form
            ------------
of Exhibit A or any other form approved by the Administrative Agent.
   ---------

          "Availability Period" means the period from and including the
           -------------------
Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

          "Board" means the Board of Governors of the Federal Reserve System of
           -----
the United States of America.

                                Credit Agreement
                                ----------------

          "Borrower" means Nationwide Health Properties, Inc., a Maryland
           --------
corporation.

          "Borrowing" means (a) Revolving Loans of the same Type, made,
           ---------
converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Competitive Loan or group of Competitive Loans of the same Type made on the same date and as to which a single Interest Period is in effect.

          "Bullet Payment" shall mean any payment of the entire unpaid balance
           --------------
of any Indebtedness at its final maturity other than the final payment with respect to a loan that is fully amortized over its term.

          "Business Day" means any day that is not a Saturday, Sunday or other
          ------------
day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Borrowing, continuation, a payment or prepayment of principal of or interest on, or Interest Period for, a Eurodollar Loan, or a notice by a Borrower with respect to any such Borrowing, continuation, payment, prepayment or Interest Period, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Capitalization Value" means, at any date, solely with respect to the
           --------------------
Nationwide Entities, the sum of (without duplication):

          (a) EBITDA for the most recent Measuring Period divided by (b) 11% (expressed as a decimal);

     plus

          (b) all Cash and Cash Equivalents held by any Nationwide Entity at such time, and, in the case of Cash and Cash Equivalents not Wholly-Owned, multiplied by a percentage (expressed as a decimal) equal to the percentage of the total outstanding Equity Interest held by any Nationwide Entity holding title to such Cash and Cash Equivalents;

provided, however, (i) newly acquired Properties shall be valued at acquisition cost for the first three fiscal quarters of ownership (ii) the determination of Capitalization Value for any period shall not include any Property (or any portion of EBITDA relating to any such Property) that has been sold or otherwise disposed of at any time prior to or during such period.

          "Capitalized Loan Fees" means, with respect to the Nationwide
           ---------------------
Entities, and with respect to any period, any upfront, closing or similar fees paid by such Person in connection with the incurrence or refinancing of Indebtedness during such period that are capitalized on the balance sheet of such Person.

          "Capital Lease Obligations" of any Person means the obligations of
           -------------------------
such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          "Cash and Cash Equivalents" means, with respect to any Person, (a)
           -------------------------
cash and (b) any unrestricted Investment that qualifies as a Permitted Investment (other than, in either case, Restricted Cash).

          "Cash Flow" means, for any period, Net Income plus Depreciation and
           ---------
Amortization Expense, increases in deferred taxes and other non-cash charges and expenses which were deducted in determining Net Income of the Consolidated Entities determined on a consolidated basis, as determined in accordance with GAAP, and including the Consolidated Entities pro rata share of the net income (or loss) of any Joint Venture in which such Consolidated Entity owns a direct or indirect Equity Interest.

          "Change in Control" means (a) the acquisition of ownership, directly
           -----------------
or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof), of Equity Interest representing

                                Credit Agreement
                                ----------------
more than 20% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interest of the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were not approved in advance in writing by the Required Lenders; or
(c) the acquisition of direct or indirect Control of the Borrower by any Person or group.

          "Change in Law" means (a) the adoption of any law, rule or regulation
           -------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Lender (or, for purposes of Section 2.15(b), by any lending office of such
                            ------------
Lender or by such Lender's or the Issuing Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

          "Class", when used in reference to any Loan or Borrowing, refers to
           -----
whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Competitive Loans.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time, and the regulations promulgated and the rulings issued thereunder.

          "Commencement of Construction" means (a) with respect to any
           ----------------------------
unimproved Real Property, the commencement of material on-site work (including grading) to initially construct a Healthcare Property, (b) with respect to any improved Real Property which is not then a Healthcare Property, the commencement of material on-site work to convert such Real Property to a Healthcare Property or (c) with respect to any improved Real Property which is already a Healthcare Property, the commencement of material reconstruction, restoration or renovation with respect to such Healthcare Property in a manner that results in more than twenty-five percent (25%) of the beds located in such Healthcare Property being unusable for a period of time in excess of thirty (30) days.

          "Commitment" means, with respect to each Lender, the commitment of
           ----------
such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.09 or 2.11(c) and (b)
                                                 ------------    -------
reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Commitment
                   ------------
is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to
                -------------
which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $150,000,000, subject to increase up to a maximum aggregate amount of $200,000,000 in accordance with the provisions of Section 9.13.

          "Competitive", when used in reference to any Loan or Borrowing, refers
           -----------
to whether such Loan, or the Loans constituting such Borrowing, are made pursuant to Section 2.04.
            ------------

          "Competitive Bid" means an offer by a Lender to make a Competitive
           ---------------
Loan in accordance with Section 2.04.
                        ------------

          "Competitive Bid Rate" means, with respect to any Competitive Bid, the
           --------------------
Margin offered by the Lender making such Competitive Bid.

          "Competitive Bid Request" means a request by the Borrower for
           -----------------------
Competitive Bids in accordance with Section 2.04.
                                    ------------

          "Competitive Loan" means a Loan made pursuant to Section 2.04.
           ----------------                                ------------

          "Competitive Notes" means the promissory notes provided for in Section
           -----------------                                             -------
2.10(f)(ii) and all promissory notes delivered in substitution or exchange
-----------
therefor, in each case as the same shall be Modified and in effect from time to time.

          "Compliance Certificate" shall mean a certificate in the form of that
           ----------------------
attached to the Credit

                                Credit Agreement
                                ----------------

Agreement as Exhibit H, with such changes thereto as the Administrative Agent
             ---------
may from time to time reasonably request.

          "Consolidated Entities" means, collectively, (a) the Borrower, (b) the
           ---------------------
Borrower's Subsidiaries; and (c) any other Person the accounts of which are consolidated with those of the Borrower in the consolidated financial statements of the Borrower in accordance with GAAP.

          "Contingent Obligation" as to any Person means, without duplication,
           ---------------------
(i) any contingent obligation of such Person required to be shown on such Person's balance sheet in accordance with GAAP, and (ii) any obligation required to be disclosed in the footnotes to such Person's financial statements in accordance with GAAP, guaranteeing partially or in whole any Non-Recourse Indebtedness, lease, dividend or other obligation, exclusive of contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets), of such Person or of any other Person. The amount of any Contingent Obligation described in clause (ii) shall be deemed to be (a) with respect to a guaranty of interest or interest and principal, or operating income guaranty, the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), calculated at the interest rate applicable to such Indebtedness, through (1) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (2) in the case of an operating income guaranty, the date through which such guaranty will remain in effect, and (b) with respect to all guarantees not covered by the preceding clause (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and on the footnotes to the most recent financial statements of the applicable Person required to be delivered pursuant hereto. Notwithstanding anything contained herein to the contrary, guarantees of completion and non-recourse carve outs in secured loans shall not be deemed to be Contingent Obligations unless and until a claim for payment has been made thereunder, at which time any such guaranty of completion shall be deemed to be Indebtedness in an amount equal to any such claim. Subject to the preceding sentence, (i) in the case of a joint and several guaranty given by such Person and another Person (but only to the extent such guaranty is recourse, directly or indirectly to the applicable Borrower Party or their respective Subsidiaries), the amount of the guaranty shall be deemed to be 100% thereof unless and only to the extent that
(X) such other Person has delivered cash or Cash Equivalents to secure all or any part of such Person's guaranteed obligations or (Y) such other Person holds an investment grade credit rating from either Moody's or S&P, and (ii) in the case of a guaranty (whether or not joint and several) of an obligation otherwise constituting Indebtedness of such Person, the amount of such guaranty shall be deemed to be only that amount in excess of the amount of the obligation constituting Indebtedness of such Person. Notwithstanding anything contained herein to the contrary, "Contingent Obligations" shall not be deemed to include guarantees of loan commitments or of construction loans to the extent the same have not been drawn.

          "Control" means the possession, directly or indirectly, of the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

          "Default" means any event or condition which constitutes an Event of
           -------
Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

          "Depreciation and Amortization Expense" means (without duplication),
           -------------------------------------
for any period, the sum for such period of (i) total depreciation and amortization expense, whether paid or accrued, of the Consolidated Entities, plus (ii) any Consolidated Entity's pro rata share of depreciation and amortization expenses of Joint Ventures in which a Consolidated Entity owns a direct or indirect Equity Interest. For purposes of this definition, the Consolidated Entities' pro rata share of depreciation and amortization expense of any Joint Venture in which a Consolidated Entity owns a direct or indirect Equity Interest shall be deemed equal to the product of (i) the depreciation and amortization expense of such Joint Venture, multiplied by (ii) the percentage of the total outstanding Equity Interest of such Person held directly or indirectly by any Consolidated Entity, expressed as a decimal.

                                Credit Agreement
                                ----------------

          "Disclosed Matters" means (a) the actions, suits and proceedings and
           -----------------
(b) the environmental matters disclosed in Schedule 3.06.
                                           -------------

          "Disposition" means the sale, conveyance, pledge, hypothecation,
           -----------
ground lease, encumbrance, creation of a security interest with respect to, or other transfer, whether voluntary or involuntary, direct or indirect, of any legal or beneficial interest in a Property, including any sale, conveyance, pledge, hypothecation, ground lease, encumbrance, creation of a security interest with respect to, or other transfer, at any tier, of any ownership interest in any Nationwide Entity; provided, however, that Disposition shall not include any Permitted Encumbrances.

          "Disqualified Capital Stock" shall mean with respect to any Person any
           --------------------------
Equity Interest of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or otherwise (including upon the occurrence of any event), is required to be redeemed or is redeemable for cash at the option of the holder thereof, in whole or in part (including by operation of a sinking fund), or is exchangeable for Indebtedness (other than at the option of such Person), in whole or in part, at any time.

          "dollars" or "$" refers to lawful money of the United States of
           -------      -
America.


          "EBITDA" means, for a Measuring Period, solely with respect to the
           ------
Nationwide Entities, (i) Net Income, plus (without duplication) (A) Interest Expense, (B) Tax Expense, and (C) Depreciation and Amortization Expense, in each case for such period.

          "Effective Date" means the date on which the conditions specified in
           --------------
Section 4.01 are satisfied (or waived in accordance with Section 9.02).
------------                                             ------------

          "Environmental Laws" means all laws, rules, regulations, codes,
           ------------------
ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material.

          "Environmental Liability" means any liability, contingent or otherwise
           -----------------------
(including any liability for damages, costs of environmental remediation, fines, penalties or indemnities, and including any Lien filed against any Real Property in favor of any governmental entity), of the Borrower or any Subsidiary Entity directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

          "Equity Interests" means shares of capital stock, partnership
           ----------------
interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

          "Equity Rights" means, with respect to any Person, any subscriptions,
           -------------
options, warrants, commitments, preemptive rights or agreements of any kind (including any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, or any successor statute.

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) that, together with any Consolidated Entity, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                                Credit Agreement
                                ----------------

          "ERISA Event" means (a) any "reportable event", as defined in Section
           -----------
4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by a Consolidated Entity or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Consolidate Entity or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by a Consolidated Entity or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by a Consolidated Entity or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from a Consolidated Entity or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

          "Eurodollar", when used in reference to any Loan or Borrowing, refers
           ----------
to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate (or in the case of a Competitive Loan, the LIBO Rate).

          "Event of Default" has the meaning assigned to such term in Article
           ----------------                                           -------
VII.
---

          "Event of Loss" means with respect to any Property of any Nationwide
           -------------
Entity (a) any loss, destruction or damage of such Property, (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such Property or of any right of eminent domain or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or requisition of the use of such Property.

          "Excluded Taxes" means, with respect to the Administrative Agent, any
           --------------
Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.19(b)), any withholding tax that is imposed on amounts
               ---------------
payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.17(e), except to the
                                             ---------------
extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.17(a).
            ---------------

          "Existing Revolving Credit Facility" means that certain $100,000,000
           ----------------------------------
revolving credit facility evidenced by the Amended and Restated Credit Agreement dated as of July 27, 1999 (as Modified from time to time) by and among the Borrower, as borrower, the banks and other financial institutions party thereto and Wells Fargo Bank, National Association, as agent.

          "Federal Funds Effective Rate" means, for any day, the weighted
           ----------------------------
average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Financial Officer" means the chief financial officer, principal
           -----------------
accounting officer, treasurer or controller of the Borrower.

                                Credit Agreement
                                ----------------

          "Fiscal Quarter" or "fiscal quarter" means any three-month period
           --------------      --------------
ending on March 31, June 30, September 30 or December 31 of any Fiscal Year.

          "Fiscal Year" or "fiscal year" means the 12-month period ending on
           -----------      -----------
December 31 in each year or such other period as the Borrower may designate and the Administrative Agent may approve in writing.

          "Fitch" means Fitch Investors Service, Inc.
           -----

          "Fixed Charges Ratio" means, as at any date, the ratio of (a) EBITDA
           -------------------
for the Measuring Period ending on or most recently ended prior to such date to
(b) Fixed Charges for such period.

          "Fixed Charges" means, for any period, solely with respect to
           -------------
Nationwide Entities, the sum of the amounts for such period of (i) scheduled payments of principal of Indebtedness of the Consolidated Entities (other than any Bullet Payment), (ii) the Consolidated Entities' pro rata share of scheduled payments of principal of Indebtedness of Joint Ventures in which a Consolidated Entity owns a direct or indirect Equity Interest (other than any Bullet Payment) that does not otherwise constitute Indebtedness of and is not otherwise recourse to any of the Consolidated Entities or their assets, (iii) Interest Expense,
(iv) payments of dividends in respect of Disqualified Capital Stock; and (v) to the extent not otherwise included in Interest Expense, dividends and other distributions paid during such period by the Borrower with respect to preferred stock or preferred operating units. For purposes of clauses (ii) and (v), the
                                                    ------------     ---
Consolidated Entities' pro rata share of payments by any Joint Venture in which a Consolidated Entity owns a direct or indirect Equity Interest shall be deemed equal to the product of (a) the payments made by such Joint Venture, multiplied by (b) the percentage of the total outstanding Equity Interest of such Person held directly or indirectly by any Consolidated Entity, expressed as a decimal.

          "Foreign Lender" means any Lender that is organized under the laws of
           --------------
a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America.

          "Governmental Authority" means the government of the United States of
           ----------------------
America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

          "Hazardous Materials" means all explosive or radioactive substances or
           -------------------
wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          "Healthcare Lease" means a lease of a Healthcare Property by the
           ----------------
Borrower or one of its Subsidiary Entities, as lessor, to an Operator, as lessee.

                                Credit Agreement
                                ----------------

          "Healthcare Property" means a property operating as a nursing home, an
           -------------------
acute care hospital, a rehabilitation hospital, an assisted living facility, an adult congregate living facility, a personal care facility, a medical office building, or any combination of the foregoing; provided that any of the foregoing may also include independent living units as part of such property.

          "Healthcare Property Under Construction" means Real Property for which
           --------------------------------------
Commencement of Construction has occurred but either: (i) construction of such Real Property is not substantially complete; or (ii) such Real Property is not subject to a Healthcare Lease.

          "Indebtedness" of any Person means, without duplication, (a) all
           ------------
obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit, letters of guaranty and similar instruments, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (k) all synthetic leases and (l) all Net Swap Obligations under or in respect of Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

          "Indemnified Taxes" means Taxes other than Excluded Taxes.
           -----------------

          "Indemnitee" has the meaning assigned to such term in Section 9.03(b).
           ----------                                           ---------------

          "Index Debt" means senior, unsecured, long-term indebtedness for
           ----------
borrowed money of the Borrower that is not guaranteed by any other Person or subject to any other credit enhancement.

          "Information" has the meaning assigned to such term in Section 9.12.
           -----------                                           ------------

          "Information Memorandum" means the Confidential Information Memorandum
           ----------------------
dated September 2002 relating to the Borrower and the Transactions.

          "Interest Coverage Ratio" means, as at any date of determination
           -----------------------
thereof, the ratio of (a) EBITDA for the Measuring Period ending on or most recently ended prior to such date to (b) Interest Expense for such period.

          "Interest Election Request" means a request by the Borrower to convert
           -------------------------
or continue a Revolving Borrowing in accordance with Section 2.08.
                                                     ------------

          "Interest Expense" means, for any period, the sum, for the Nationwide
           ----------------
Entities (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness (including the interest component of any payments in respect of Capital Lease Obligations) of the Consolidated Entities accrued or capitalized during such period (whether or not actually paid during such period), (b) the net amount payable (or minus the net amount receivable) under Swap Agreements relating to interest during such period (whether or not actually paid or received during such period), (c) for purposes of determining Interest Expense as used in the Fixed Charge Coverage Ratio (both numerator and denominator) only, amortization of Capitalized Loan Fees, (d) interest incurred on any liability or obligation that constitutes a Contingent Obligation of any Consolidated Entity and (e) to the extent not included in clauses (a), (b), (c) and (d), any Consolidated
                           -----------  ---  ---     ---
Entities' pro rata share of interest expense and other amounts of the type referred to in such clauses of the Joint Ventures in which such Consolidated Entity owns a direct or indirect Equity Interest. For purposes of clause (e),
                                                                  ----------
any

                                Credit Agreement
                                ----------------

Consolidated Entities' pro rata share of interest expense or other amount of any Joint Venture in which such Consolidated Entity owns a direct or indirect Equity Interest shall be deemed equal to the product of (a) the interest expense or other relevant amount of such Joint Venture, multiplied by (b) the percentage of the total outstanding Equity Interest of such Person held directly or indirectly by any Consolidated Entity, expressed as a decimal.

          "Interest Payment Date" means (a) with respect to any ABR Loan, each
           ---------------------
Quarterly Date and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period (provided that if such day is not a Business Day, then the next day that is a Business Day).

          "Interest Period" means with respect to any Eurodollar Borrowing, the
           ---------------
period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or, with the consent of each Lender, six months thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a
---------
Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

          "Investment" means, for any Person: (a) any purchase or other
           ----------
acquisition by that Person of Securities, or of a beneficial interest in Securities, issued by any other Person, (b) any purchase by that Person of a Property or the assets of a business conducted by another Person, (c) any loan (other than loans to employees), advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items made or incurred in the ordinary course of business) or capital contribution by that Person to any other Person, including, without limitation, all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business and (d) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person. The amount of any Investment shall be the original cost of such Investment, plus the cost of all additions thereto less the amount of any return of capital or principal to the extent such return is in cash with respect to such Investment without any adjustments for increases or decreases in value or write-ups, write-downs or write-offs with respect to such Investment.

          "Issuing Lender" means JPMorgan, in its capacity as the issuer of
           --------------
Letters of Credit hereunder, and its successors in such capacity as provided in
Section 2.06(j). The Issuing Lender may, in its discretion, arrange for one or
---------------
more Letters of Credit to be issued by Affiliates of the Issuing Lender, in which case the term "Issuing Lender" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          "Joint Venture" means, as to any Person: (i) any corporation fifty
           -------------
percent (50%) or less of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture or similar business organization fifty percent (50%) or less of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Notwithstanding the foregoing, a Joint Venture of the Borrower shall include each Person, other than a Subsidiary, in which the Borrower owns a direct or indirect Equity Interest (excluding, however, the unexercised subscription warrants in (a) Liberty Healthcare of Oklahoma, Inc., a Georgia corporation, pursuant to Common Stock Purchase Warrant dated February 9, 1996; (b) Liberty Healthcare of Indiana, Inc., an Indiana corporation, pursuant to Common Stock Purchase Warrant dated February 9, 1996;
(c) Westview Manor Healthcare Associates, Inc., a Kansas corporation, pursuant to a Common Stock Purchase Warrant dated February 9, 1996; and (d) Liberty Healthcare, Inc., a Virginia corporation, pursuant to Common Stock Purchase Warrant dated

                                Credit Agreement
                                ----------------

February 9, 1996, until such time, if any, that such warrants are exercised). Unless otherwise expressly provided, all references in the Loan Documents to a "Joint Venture" shall mean a Joint Venture of the Borrower.

          "JPMorgan" means JPMorgan Chase Bank.
           --------

          "LC Disbursement" means a payment made by the Issuing Lender pursuant
           ---------------
to a Letter of Credit.

          "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn
           -----------
amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

          "Lenders" means the Persons listed on Schedule 2.01 and any other
           -------                              -------------
Person that shall have become a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

          "Letter of Credit" means any letter of credit issued pursuant to this
           ----------------
Agreement.

          "Letter of Credit Documents" means, with respect to any Letter of
           --------------------------
Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be Modified and in effect from time to time.

          "LIBO Rate" means, for the Interest Period for any Eurodollar
           ---------
Borrowing, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for the offering of dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" means, with respect to any asset, (a) any mortgage, deed of
           ----
trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, or any other type of preferential arrangement that has the practical effect of creating a security interest, in, on or of such asset (excepting Permitted Encumbrances), (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          "Loan Documents" means, collectively, this Agreement, the Notes, the
           --------------
Letter of Credit Documents, and each other instrument, certificate or agreement executed by the Borrower in connection herewith, as any of the same may be Modified from time to time.

          "Loans" means the loans made by the Lenders to the Borrower pursuant
           -----
to this Agreement.

          "Low Coverage Property" means a Qualified Unencumbered Property with a
           ---------------------
Rent/Mortgage Interest Coverage Ratio of less than 1.00 to 1.00, provided that any Stabilizing Property will not be included as a Low Coverage Property until after the expiration of its respective four quarter period.

                                Credit Agreement
                                ----------------

          "Margin" means, with respect to any Competitive Loan bearing interest
           ------
at a rate based on the LIBO Rate, the marginal rate of interest, if any, to be added to or subtracted from the LIBO Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

          "Margin Stock" means "margin stock" within the meaning of Regulations
           ------------
T, U and X of the Board.

          "Material Adverse Effect" means a material adverse effect on (a) the
           -----------------------
business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform any of its material obligations under this Agreement or any of the other Loan Documents to which it is a party or (c) the rights of or benefits available to the Lenders under this Agreement or any of the other Loan Documents.

          "Material Agreement" has the meaning assigned to such term in Section
           ------------------                                           -------
3.13(a).
-------

          "Material Indebtedness" means Indebtedness (other than the Loans and
           ---------------------
Letters of Credit), or obligations in respect of one or more Swap Agreements, that is recourse to any one or more of the Borrower and the Nationwide Core Entities in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower and any Nationwide Core Entity in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Nationwide Core Entity would be required to pay if such Swap Agreement were terminated at such time.

          "Maturity Date" means November 7, 2005, as the same may be extended in
           -------------
accordance with Section 2.09(e).
                ---------------

          "Measuring Period" means the period of four consecutive fiscal
           ----------------
quarters ended on (a) the last day of the Fiscal Quarter most recently ended.

          "Modifications" means any amendments, supplements, modifications,
           -------------
renewals, replacements, consolidations, severances, substitutions and extensions of any document or instrument from time to time; "Modify", "Modified", or related words shall have meanings correlative thereto.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Mortgage Loan" means any loan owned or held by any of the Nationwide
           -------------
Entities secured by a mortgage or deed of trust on Healthcare Properties.

          "Multiemployer Plan" means a multiemployer plan as defined in Section
           ------------------                                           -------
4001(a)(3) of ERISA.
----------

          "Nationwide Core Entities" means collectively, (a) the Consolidated
           ------------------------
Entities, and (b) all Unconsolidated Joint Ventures of which any Consolidated Entity is a general partner, managing member or of which any Consolidated Entity owns more than 50% of the Equity Interest.

          "Nationwide Entities" means the Borrower and all Subsidiary Entities
           -------------------
of the Borrower.

          "Net Asset Value" means (a) Capitalization Value minus (b) Total
           ---------------
Liabilities.

          "Net Income" means, for any period, the net income (or loss), after
           ----------
provision for taxes, of the Consolidated Entities determined on a consolidated basis for such period taken as a single accounting period as determined in accordance with GAAP, and including the Consolidated Entities' pro rata share of the net income (or loss) of any Joint Venture in which such Consolidated Entity owns a direct or indirect Equity Interest for such period, but excluding (i) any recorded losses and gains arising from the sale of any Real Property and/or Mortgage Loans and other extraordinary items for such period; (ii) other non-cash charges and expenses (including non-cash charges resulting from accounting changes) and (iii) any gains or losses arising outside of the ordinary course of

                                Credit Agreement
                                ----------------
business. For purposes hereof the Consolidated Entities' pro rata share of the net income (or loss) of any Joint Venture in which such Consolidated Entity owns a direct or indirect Equity Interest shall be deemed equal to the product of (i) the income (or loss) of such Joint Venture, multiplied by (ii) the percentage of the total outstanding Equity Interest of such Person held directly or indirectly by any Consolidated Entity, expressed as a decimal.

          "Net Swap Obligations" means, as of any date of determination, the
           --------------------
excess (if any) of all "unrealized losses" over all "unrealized profits" of such Person arising from Swap Agreement as substantiated in writing by the Borrower and approved by the Administrative Agent. "Unrealized losses" means the fair market value of the cost to such Person of replacing such Swap Agreement as of the date of determination (assuming the Swap Agreement were to be terminated as of that date), and "unrealized profits" means the fair market value of the gain to such Person of replacing such Swap Agreement as of the date of determination (assuming such Swap Agreement were to be terminated as of that date).

          "Non-Recourse Indebtedness" means any Indebtedness: (a) under the
           -------------------------
terms of which the payee's remedies upon the occurrence of any event of default are limited to specific, identified assets of the payor which secure such Indebtedness and (b) for the repayment of which the payor has no personal liability beyond the loss of such specified assets, except for liability for fraud, material misrepresentation or misuse or misapplication of insurance proceeds, condemnation awards or rents, existence of hazardous wastes and other then customary exceptions to non-recourse provisions.

          "Notes" means the Revolving Notes and the Competitive Notes.
           -----

          "Obligations" means all obligations, liabilities and indebtedness of
           -----------
every nature of the Borrower, from time to time owing to the Administrative Agent, the Issuing Lender or any Lender under or in connection with this Agreement or any other Loan Document to which it is a party, including, without limitation, principal, interest, fees (including fees of counsel), and expenses whether now or hereafter existing under the Loan Documents.

          "Operator" means any Person who leases Real Property from the Borrower
           --------
or any of its Subsidiary Entities pursuant to a Healthcare Lease for the purpose of operating such Real Property as a Healthcare Property.

          "Organizational Documents" means: (a) for any corporation, the
           ------------------------
certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation, (b) for any partnership, the partnership agreement, any certificate of formation, and any other instrument or agreement relating to the rights between the partners or pursuant to which such partnership is formed, (c) for any limited liability company, the operating agreement, any articles of organization or formation, and any other instrument or agreement relating to the rights between the members, pertaining to the manager, or pursuant to which such limited liability company is formed, and (d) for any trust, the trust agreement and any other instrument or agreement relating to the rights between the trustors, trustees and beneficiaries, or pursuant to which such trust is formed.

          "Other Taxes" means any and all present or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

          "Participant" has the meaning set forth in Section 9.04.
           -----------                               ------------

          "PBGC" means the Pension Benefit Guaranty Corporation referred to and
           ----
defined in ERISA and any successor entity performing similar functions.

          "Permitted Encumbrances" means:
           ----------------------

          (a) Liens imposed by law for taxes, fees, assessments or other governmental charges or levies that are not yet delinquent or are being contested in compliance with Section 5.04;
                             -------------

                                Credit Agreement
                                ----------------

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;
                             ------------

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (l) of Article VII;
                       ----------    -----------

          (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not (i) secure any monetary obligations, (ii) materially detract from the value of the affected property as it is then being used, (iii) materially interfere with the ordinary conduct of business of any Nationwide Entities or (iv) violate any terms or conditions of this Agreement; and

          (g) statutory landlord's Liens under leases to which the Borrower or any of its Subsidiary Entities is a party.

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

          "Permitted Investments" means:
           ---------------------

          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

          (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

          (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

          (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) of this definition and
                                         ----------
entered into with a financial institution satisfying the criteria described in clause (c) of this definition; and
----------

          (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody's and (iii) have portfolio assets of at least $5,000,000,000.

          "Person" means any natural person, corporation, limited liability
           ------
company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

          "Plan" means any employee pension benefit plan (other than a
           ----
Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Consolidated Entity or any of their ERISA Affiliates is (or, if such plan were terminated, would under Section 4069

                                Credit Agreement
                                ----------------
of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
from time to time by JPMorgan as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "Process Agent" has the meaning assigned to such term in Section
           -------------                                           -------
9.09(d).
-------

          "Property" means, collectively and severally, any and all Real
           --------
Property and all personal property owned or occupied by the subject Person. "Property" shall include all Equity Interests owned by the subject Person in a Subsidiary Entity.

          "Property Expense" means, for any Healthcare Property, all operating
           ----------------
expenses incurred by any Operator relating to such Healthcare Property, as reported by such Operator to a Nationwide Entity in such Operator's most recent report, which report shall not be more than one year old at the time of any determination of Property NOI. "Property Expense" shall exclude, however, depreciation expense, amortization expense, non-cash charges and expenses, management fees, rent (in the case a Healthcare Lease exists) or interest related to a Mortgage Loan (in the case a Mortgage Loan exists).

          "Property Income" means, for any Healthcare Property, all gross
           ---------------
revenue from the received by an Operator from the operation of such Healthcare Property, as reported by such Operator to a Nationwide Entity in such Operator's most recent report, which report shall not be more than one year old at the time of any determination of Property NOI.

          "Property NOI" means, for any Healthcare Property for any period, (i)
           ------------
all Property Income for such period, minus (ii) all Property Expenses for such period; provided, however, if the respective Operator's report of Property Income and Property Expenses for such Healthcare Property is more than one year old at the time of determination, Property NOI for such Healthcare Property will be disregarded for purposes determining the Rent/Mortgage Interest Coverage Ratio.

          "Qualified Unencumbered Properties" means Real Properties and/or
           ---------------------------------
Mortgage Loans that (a) are not encumbered by a Lien (other than a Permitted Encumbrance), (b) Wholly-Owned by the Borrower or a Subsidiary Wholly-Owned by the Borrower, (c) are located, or encumber real properties that are located, in the United States and (d) are operated, or encumber real properties that are operated, as a Healthcare Property.

          "Quarterly Dates" means the last Business Day of March, June,
           ---------------
September and December in each year, the first of which shall be the first such day after the date hereof.

          "Real Property" means each of those parcels (or portions thereof) of
           -------------
real property, improvements and fixtures thereon and appurtenances thereto now or hereafter owned or leased by the Nationwide Entities.

          "Register" has the meaning set forth in Section 9.04.
           --------                               ------------

          "REIT" means a domestic trust or corporation that qualifies as a real
           ----
estate investment trust under the provisions of Sections 856, et seq. of the Code.

          "Related Parties" means, with respect to any specified Person, such
           ---------------
Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

          "Rent/Mortgage Interest Coverage Ratio" means, as of any date of
           -------------------------------------
determination, (a) when used with respect to any Qualified Unencumbered Property (provided that, with respect to Qualified Unencumbered Properties covered by a single, master Healthcare Lease or Mortgage Loan, such calculation shall be determined based upon the aggregate amount of rent received, or interest paid, as applicable, under such single, master Healthcare Lease or Mortgage Loan attributable to the applicable Qualified Unencumbered Property and the aggregate Property NOI for all such Qualified Unencumbered Properties covered by such single, master Healthcare

                                Credit Agreement
                                ----------------

Lease or Mortgage Loan, as applicable, attributable to the applicable Qualified Unencumbered Property) the ratio of (i) the Property NOI for such Qualified Unencumbered Property for such period to (ii) the aggregate amount of rent received under a Healthcare Lease or interest paid under a Mortgage Loan, as applicable, for such Qualified Unencumbered Property for the Measuring Period ending on or most recently ended prior to such date and (b) when used with respect to all Qualified Unencumbered Properties in the aggregate, the ratio of
(i) the aggregate Property NOI for such Qualified Unencumbered Properties for such period to (ii) the sum of (A) the aggregate rent received under all Healthcare Leases for Qualified Unencumbered Properties and (B) the aggregate interest paid under all Mortgage Loans for Qualified Unencumbered Properties for the Measuring Period ending on or most recently ended prior to such date.

          "Required Lenders" means, at any time, Lenders having Revolving Credit
           ----------------
Exposures and unused Commitments representing at least 66.66% of the sum of the total Revolving Credit Exposures and unused Commitments at such time; provided
                                                                      --------
that, for purposes of declaring the Loans to be due and payable pursuant to
Article VII, and for all purposes after the Loans become due and payable
-----------
pursuant to Article VII or the Commitments expire or terminate, the outstanding
            -----------
Competitive Loans of the Lenders shall be included in their respective Revolving Credit Exposures in determining the Required Lenders.

          "Restricted Cash" means any cash or cash equivalents held by any
           ---------------
Person with respect to which such Person does not have unrestricted access and unrestricted right to expend such cash or expend or liquidate such permitted Investments.

          "Restricted Payment" means any dividend or other distribution (whether
           ------------------
in cash, securities or other property) with respect to any Equity Interests in the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any of its Subsidiaries.

          "Revolving Borrowing Request" means a request by the Borrower for a
           ---------------------------
Revolving Borrowing in accordance with Section 2.03.
                                       ------------

          "Revolving Credit Exposure" means, with respect to any Lender at any
           -------------------------
time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure at such time.

          "Revolving Loan" means a Loan made pursuant to Section 2.03.
           --------------                                ------------

          "Revolving Notes" means the promissory notes provided for in Section
           ---------------                                             -------
2.10(f)(i) and all promissory notes delivered in substitution or exchange
----------
therefor, in each case as the same shall be Modified and in effect from time to time.

          "S&P" means Standard & Poor's Ratings Service, a division of The
           ---
McGraw-Hill Companies, Inc.

          "Secured Indebtedness" means that portion of the Total Liabilities
           --------------------
that is, without duplication, secured by a Lien.

          "Secured Indebtedness Ratio" means, at any time, the ratio (expressed
           --------------------------
as a percentage) of (i) Secured Indebtedness, to (ii) Capitalization Value for such period.

          "Securities" means any stock, shares, partnership interests,
           ----------
membership interests, voting trust certificates, certificates of interest or participation in any profit sharing agreement or arrangement, bonds, debentures, options, warrants, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

                                Credit Agreement
                                ----------------

          "Solvent" means, when used with respect to any Person, that at the
           -------
time of determination: (i) the fair saleable value of its assets is in excess of the total amount of its liabilities (including, without limitation, contingent liabilities); (ii) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; (iii) it is then able and expects to be able to pay its debts (including, without limitation, contingent debts and other commitments) as they mature; and (iv) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

          "Stabilizing Property" means a Qualified Unencumbered Property that
           --------------------
has been acquired or in operation for less than four quarters.

          "Statutory Reserve Rate" means a fraction (expressed as a decimal),
           ----------------------
the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          "Subsidiary" means, with respect to any Person (the "parent") at any
           ----------
date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Borrower.

          "Subsidiary Entities" means a Subsidiary or Joint Venture of a Person.
           -------------------
Unless otherwise expressly provided, all references in the Loan Documents to a "Subsidiary Entity" shall mean a Subsidiary Entity of the Borrower.

          "Swap Agreement" means any agreement with respect to any swap,
           --------------
forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that
                                                                  --------
no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or its Subsidiaries shall be a Swap Agreement.

          "Taxes" means any and all present or future taxes, levies, imposts,
           -----
duties, deductions, charges or withholdings imposed by any Governmental
Authority.

          "Tax Expense" means (without duplication), for any period, total tax
           -----------
expense (if any) attributable to income and franchise taxes based on or measured by income, whether paid or accrued, of the Consolidated Entities, including the Consolidated Entities' pro rata share of tax expenses in any Joint Venture in which a Consolidated Entity owns a direct or indirect Equity Interest. For purposes of this definition, any Consolidated Entity's pro rata share of any such tax expense of any Joint Venture in which a Consolidated Entity owns a direct or indirect Equity Interest shall be deemed equal to the product of (i) such tax expense of such Joint Venture, multiplied by (ii) the percentage of the total outstanding Equity Interest of such Person held directly or indirectly by such Consolidated Entity, expressed as a decimal.

                                Credit Agreement
                                ----------------

          "Total Liabilities" means, as at any date, without duplication, the
           -----------------
aggregate amount of (i) all Indebtedness and other liabilities of the Consolidated Entities reflected in the financial statements of the Borrower or disclosed in the notes thereto (to the extent the same would constitute a Contingent Obligation), plus (ii) all Indebtedness and other liabilities of all Joint Ventures in which a Consolidated Entity owns a direct or indirect Equity Interest reflected in the financial statements of such Joint Ventures or disclosed in the notes thereto (to the extent the same would constitute a Contingent Obligation) which are otherwise recourse to any Consolidated Entity or any of its assets or that otherwise constitutes Indebtedness of any Consolidated Entity (including any recourse obligations arising as a result of a Consolidated Entity serving as a general partner, directly or indirectly, in such Joint Ventures), plus (iii) all liabilities of the Consolidated Entities with respect to purchase and repurchase obligations, provided that any obligations to acquire fully-constructed Real Property shall not be included in Total Liabilities prior to the transfer of title of such Real Property, plus
(iv) to the extent not included in clauses (i), (ii) and (iii), any Consolidated
                                   -----------  ----     -----
Entity's pro rata share of all Indebtedness, other amounts of the types referred to in such clauses and other liabilities reflected in the financial statements of any Joint Venture in which such Consolidated Entity owns a direct or indirect Equity Interest or disclosed in the notes thereto (to the extent the same would constitute a Contingent Obligation) not otherwise constituting Indebtedness of or recourse to any Consolidated Entity or any of its assets. For purposes of clause (iv), the Consolidated Entities' pro rata share of all Indebtedness and
-----------
other liabilities of any Joint Venture in which a Consolidated Entity owns a direct or indirect Equity Interest shall be deemed equal to the product of (a) such Indebtedness or other liabilities, multiplied by (b) the percentage of the total outstanding Equity Interest of such Person held directly or indirectly by any Consolidated Entity, expressed as a decimal.

          "Transactions" means the execution, delivery and performance by the
           ------------
Borrower of this Agreement and the other Loan Documents, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

          "Type", when used in reference to any Loan or Borrowing, refers to
           ----
whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate or, in the case of a Competitive Loan or Borrowing, the LIBO Rate.

          "Unconsolidated Joint Venture" means (i) any Joint Venture of the
           ----------------------------
Borrower or any Subsidiary Entity in which the Borrower or such Subsidiary Entity holds any Equity Interest but which would not be combined with the Borrower in the consolidated financial statements of the Borrower in accordance with GAAP, and (ii) any Investment of the Borrower or any Subsidiary Entity in any Person that is not a Joint Venture.

          "Unencumbered Asset Value" means, at any date, solely with respect to
           ------------------------
the Borrower and its Wholly-Owned Subsidiaries, (a) EBITDA from Qualified Unencumbered Properties for the most recent Measuring Period divided by (b) 11% (expressed as a decimal); provided, however, (i) newly acquired Qualified Unencumbered Properties shall be valued at acquisition cost until there have been four fiscal quarters of ownership; (ii) prior to the first anniversary of the Effective Date, no more than 20% of the Unencumbered Asset Value can result from Low Coverage Properties; (iii) from and including the first anniversary of the Effective Date to but excluding the second anniversary of the Effective Date, no more than 15% of the Unencumbered Asset Value can result from Low Coverage Properties; (iv) on and after the second anniversary of the Effective Date, no more than 10% of the Unencumbered Asset Value can result from Low Coverage Properties; (v) at no time may more than 10% of the Unencumbered Asset Value result from Stabilizing Properties; (vi) to the extent that the average Rent/Mortgage Interest Coverage Ratio is less than 1.25 to 1.00, EBITDA attributable to Qualified Unencumbered Properties with a Rent/Mortgage Interest Coverage Ratio of less than 1.25 to 1.00 shall be excluded from the computation of Unencumbered Asset Value to the extent necessary to achieve an average Rent/Mortgage Interest Coverage Ratio of 1.25 to 1.00; and (vii) the determination of Unencumbered Asset Value for any period shall not include any Qualified Unencumbered Property (or any portion of EBITDA relating to any such Qualified Unencumbered Property) that has been sold or otherwise disposed of at any time prior to or during such period.

          "Unencumbered Asset Value Ratio" means, at any date, the ratio
           ------------------------------
(expressed as a percentage) of (a) Total Liabilities (exclusive of Total Liabilities of a Joint Venture provided that such Total Liabilities are not Contingent Obligations of Borrower or any of its Wholly-Owned Subsidiaries) which are unsecured by a Lien to (b) Unencumbered Asset Value.

                                Credit Agreement
                                ----------------

          "Uniform Commercial Code" means the Uniform Commercial Code as in
           -----------------------
effect from time to time in the State of New York.

          "Unsecured Interest Coverage Ratio" means, as at any date of
           ---------------------------------
determination thereof, the ratio of (a) EBITDA arising from Qualified Unencumbered Properties for the Measuring Period ending on or most recently ended prior to such date to (b) Interest Expense (exclusive of Interest Expense of a Joint Venture provided that such Interest Expense is not a Contingent Obligation of Borrower or any of its Wholly-Owned Subsidiaries) not secured by a Lien for such period.

          "Wholly-Owned" means, with respect to any Real Property, Equity
           ------------
Interest, or other Property owned or leased, that (i) title to such Property is held directly by, or such Property is leased by, the Borrower or a Subsidiary of the Borrower.

          "Withdrawal Liability" means liability to a Multiemployer Plan as a
           --------------------
result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02. Classification of Loans and Borrowings. For purposes of this
                   --------------------------------------
Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan"), by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Revolving Eurodollar Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing"), by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Revolving Eurodollar Borrowing").

     SECTION 1.03. Terms Generally. The definitions of terms herein shall apply
                   ---------------
equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly
                   ----------------------
provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II.

                                   THE CREDITS
                                   -----------

     SECTION 2.01. The Commitments. Subject to the terms and conditions set
                   ---------------
forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's

                                Credit Agreement
                                ----------------

Commitment or (b) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

     SECTION 2.02. Loans and Borrowings.
                   --------------------

          (a) Obligations of Lenders. Each Revolving Loan shall be made as part
              ----------------------
of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.04. The failure of any
                                            ------------
Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

          (b) Type of Loans. Subject to Section 2.14, (i) each Revolving
              -------------             ------------
Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith, and (ii) each Competitive Borrowing shall be comprised entirely of Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

          (c) Minimum Amounts; Limitation on Number of Borrowings. At the
              ---------------------------------------------------
commencement of each Interest Period for any Eurodollar Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $3,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $3,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(f). Each
                                                           ---------------
Competitive Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $25,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of eight Eurodollar Revolving Borrowings outstanding.

          (d) Limitations on Lengths of Interest Periods. Notwithstanding any
              ------------------------------------------
other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue as any Borrowing if the Interest Period requested therefor would end after the Maturity Date.

     SECTION 2.03. Requests for Revolving Borrowings. To request a Revolving
                   ---------------------------------
Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Revolving Borrowing, not later than 1:00 p.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section
                                                                   -------
2.06(f) may be given not later than 12:00 noon, New York City time, on the date
-------
of the proposed Borrowing. Each such telephonic Revolving Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Revolving Borrowing Request in the form set forth in Exhibit C (or such other form approved by the
                      ---------
Administrative Agent) and signed by the Borrower. Each such telephonic and written Revolving Borrowing Request shall specify the following information in compliance with Section 2.02:
                ------------

               (i)   the aggregate amount of the requested Borrowing;

               (ii)  the date of such Borrowing, which shall be a Business Day;

               (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

               (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

                                Credit Agreement
                                ----------------

               (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
     Section 2.07.

If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Revolving Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     SECTION 2.04. Competitive Bid Procedure.
                   -------------------------

          (a) Requests for Bids by the Borrower. Subject to the terms and
              ---------------------------------
conditions set forth herein, from time to time during the Availability Period the Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided
                                                                     --------
that (x) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the total Commitments and (y) the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed 50% of the aggregate amount of the then existing Commitments. To request Competitive Bids, the Borrower shall notify the Administrative Agent of such request by telephone, in the case of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, four Business Days before the date of the proposed Borrowing; provided that the Borrower may submit up to (but not more than) one (1) Competitive Bid Request within any thirty day period, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request in the form of Exhibit K (or such other form
                                               ---------
approved by the Administrative Agent) and signed by the Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:
                               ------------

               (i)   the aggregate amount of the requested Borrowing;

               (ii)  the date of such Borrowing, which shall be a Business Day;

               (iii) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period", provided that an Interest Period of six months shall not be available under a Competitive Loan; and

               (iv) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
     Section 2.07.
     ------------

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Administrative Agent shall notify the Lenders of the details thereof by telecopy, inviting the Lenders to submit Competitive Bids.

          (b) Making of Bids by Lenders. Each Lender may (but shall not have any
              -------------------------
obligation to) make one or more Competitive Bids to the Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by telecopy, in the case of a Eurodollar Competitive Borrowing, not later than 12:00 noon, New York City time, three Business Days before the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender of such rejection as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Borrower) of the Competitive Loan or Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Competitive Bid Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.

                                Credit Agreement
                                ----------------

          (c) Notification of Bids by Administrative Agent. The Administrative
              --------------------------------------------
Agent shall promptly notify the Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid, the applicable Interest Period(s) and the identity of the Lender that shall have made such Competitive Bid.

          (d) Acceptance of Bids by the Borrower. Subject only to the provisions
              ----------------------------------
of this paragraph, the Borrower may accept or reject any Competitive Bid. The Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Eurodollar Competitive Borrowing, not later than 1:30 p.m., New York City time, three Business Days before the date of the proposed Competitive Borrowing; provided that (i) the failure of the Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) of this proviso, the Borrower may accept Competitive Bids at the
------------
same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive
   -----------
Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided further that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or
-----------
any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral
                     -----------
multiples of $1,000,000 in a manner determined by the Borrower. A notice given by the Borrower pursuant to this paragraph shall be irrevocable.

          (e) Notification of Acceptances by the Administrative Agent. The
              -------------------------------------------------------
Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

          (f) Bids by the Administrative Agent. If the Administrative Agent
              --------------------------------
shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of
                                                               -------------
this Section.

          (g) Funding of Competitive Loans. Any Lender whose offer to make any
              ----------------------------
Competitive Loan has been accepted in accordance with the terms and conditions of this Section 2.03 shall, not later than 12:00 noon., New York City time, on the date specified for the making of such Loan, make available the amount of such Loan to the Administrative Agent as specified by the Administrative Agent, in immediately available funds, for account of the Borrower. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by 1:00 p.m., New York City time, on such date by depositing the same, in immediately available funds, in an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower at the time of its acceptance of a Competitive Bid.

     SECTION 2.05. [Intentionally Deleted]

     SECTION 2.06. Letters of Credit.
                   -----------------

          (a) General. Subject to the terms and conditions set forth herein, the
              -------
Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Lender, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Letters of

                                Credit Agreement
                                ----------------

Credit issued hereunder shall constitute utilization of the Commitments.

          (b) Notice of Issuance, Amendment, Renewal or Extension. To request
              ---------------------------------------------------
the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Lender) to the Issuing Lender and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount of such Letter of
                  -------------
Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Lender, the Borrower also shall submit a letter of credit application on the Issuing Lender's standard form in connection with any request for a Letter of Credit.

          (c) Limitations on Amounts. A Letter of Credit shall be issued,
              ----------------------
amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure shall not exceed $30,000,000, (ii) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans shall not exceed the total Commitments and
(iii) the minimum face amount of a Letter of Credit shall be $250,000.

          (d) Expiration Date. Each Letter of Credit shall expire at or prior to
              ---------------
the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) unless otherwise consented to by the Administrative Agent and the Issuing Lender and (ii) the date that is ten Business Days prior to the Maturity Date.

          (e) Participations. By the issuance of a Letter of Credit (or an
              --------------
amendment to a Letter of Credit increasing the amount thereof), and without any further action on the part of the Issuing Lender or the Lenders, the Issuing Lender hereby grants to each Lender, and each Lender hereby acquires from the Issuing Lender, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Lender, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Lender (to the extent not reimbursed by the Borrower in accordance with clause (f) of this Section)
                                              ----------
promptly upon the request of the Issuing Lender at any time from the time of such LC Disbursement until such LC Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

          (f) Reimbursement. If the Issuing Lender shall make any LC
              -------------
Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 3:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 1:00 p.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 3:00 p.m., New York City time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 1:00 p.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that,
                                                                 --------
if such LC Disbursement is not less than $3,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with
Section 2.03 or 2.05 that such payment be financed with an ABR Revolving
------------    ----
Borrowing in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and

                                Credit Agreement
                                ----------------
such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section
            ------------                                                -------
2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders),
----              ----------------
and the Administrative Agent shall promptly pay to the Issuing Lender the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Lender or, to the extent that Lenders have made payments pursuant to this paragraph to reimburse the Issuing Lender, then to such Lenders and the Issuing Lender as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse the Issuing Lender for any LC Disbursement (other than the funding of ABR Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

          (g) Obligations Absolute. The Borrower's obligation to reimburse LC
              --------------------
Disbursements as provided in paragraph (f) of this Section shall be absolute,
                             -------------
unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Lender, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Lender; provided that the foregoing shall not be construed to excuse the Issuing Lender from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Lender's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Lender (as finally determined by a court of competent jurisdiction), the Issuing Lender shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

          (h) Disbursement Procedures. The Issuing Lender shall, promptly
              -----------------------
following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Lender shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Lender has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Lender and the Lenders with respect to any such LC Disbursement.

          (i) Interim Interest. If the Issuing Lender shall make any LC
              ----------------
Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then Section 2.13(d) shall apply.
            -------------                       ---------------
Interest accrued pursuant to this paragraph shall be for the account of the Issuing Lender, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (f) of this Section to reimburse the Issuing
                       -------------
Lender shall be for the account of such Lender to

                                Credit Agreement
                                ----------------
the extent of such payment.

          (j) Replacement of the Issuing Lender. The Issuing Lender may be
              ---------------------------------
replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Lender and the successor Issuing Lender. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Lender. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for account of the replaced Issuing Lender pursuant to Section 2.12(b). From and after the effective date of any
                   ---------------
such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Lender" shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

          (k) Cash Collateralization. If any Event of Default shall occur and be
              ----------------------
continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 66.66% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit
                                     --------
such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (i) or (j) of Article VII. Such deposit shall be held by the
             ----------    ---    -----------
Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Lender for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 66.66% of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. The Borrower shall, concurrently with the deposit of the cash collateral, deliver to the Administrative Agent such documents and agreements as shall be reasonably required by the Administrative Agent in order to perfect a first priority security interest in such cash collateral, duly executed by the Borrower and in favor of the Administrative Agent (on behalf of the Lenders).

     SECTION 2.07. Funding of Borrowings.
                   ---------------------

          (a) Funding by Lenders. Each Lender shall make each Loan to be made by
              ------------------
it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Revolving Borrowing Request or Competitive Bid Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(f)
                                                               ---------------
shall be remitted by the Administrative Agent to the Issuing Lender.

          (b) Presumption by the Administrative Agent. Unless the Administrative
              ---------------------------------------
Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in
-------------

                                Credit Agreement
                                ----------------
reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     SECTION 2.08. Interest Elections.
                   ------------------

          (a) Elections by the Borrower for Revolving Borrowings. Each Revolving
              --------------------------------------------------
Borrowing initially shall be of the Type specified in the applicable Revolving Borrowing Request and, in the case of a Eurodollar Revolving Borrowing, shall have an initial Interest Period as specified in such Revolving Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing as a Borrowing of the same Type and, in the case of a Eurodollar Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings, which may not be converted or continued.

          (b) Notice of Elections. To make an election pursuant to this Section,
              -------------------
the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Revolving Borrowing Request would be required under Section
                                                                       -------
2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting
----
from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in the form set forth in Exhibit D (or such other form
                                                   ---------
approved by the Administrative Agent) and signed by the Borrower.

          (c) Information in Interest Election Requests. Each telephonic and
              -----------------------------------------
written Interest Election Request shall specify the following information in compliance with Section 2.02:
                ------------

               (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

               (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

               (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

               (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

          (d) Notice by the Administrative Agent to Lenders. Promptly following
              ---------------------------------------------
receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

                                Credit Agreement
                                ----------------

          (e) Failure to Elect; Events of Default. If the Borrower fails to
              -----------------------------------
deliver a timely Interest Election Request with respect to a Eurodollar Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Revolving Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     SECTION 2.09. Termination, Reduction and Extension of the Commitments.
                   -------------------------------------------------------

          (a) Scheduled Termination. Unless previously terminated, the
              ---------------------
Commitments shall terminate on the Maturity Date.

          (b) Voluntary Termination or Reduction. The Borrower may at any time
              ----------------------------------
terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $10,000,000, (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.11, the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans would exceed the total Commitments and (iii) terminations and/or reductions may not be made more than one (1) time in any given calendar quarter.

          (c) Notice of Voluntary Termination or Reduction. The Borrower shall
              --------------------------------------------
notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least five Business Days
                  -------------
prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of a particular transaction or other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

          (d) Effect of Termination or Reduction. Any termination or reduction
              ----------------------------------
of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

          (e) Extension of Maturity Date. Subject to the provisions of this
              --------------------------
Section 2.09(e), the Borrower shall have one option to extend the Maturity Date
---------------
for one (1) year to November 7, 2006, subject to the satisfaction of each of the following conditions:

               (i) The Borrower shall notify the Administrative Agent of its exercise of the applicable option at least 90 days, but not more than 180 days, prior to the originally scheduled Maturity Date;

               (ii) No Default or Event of Default shall have occurred and be continuing at the time of giving such notice pursuant to clause (i) above or on the originally scheduled Maturity Date;

               (iii) unless otherwise disclosed to and approved by the Required Lenders, the representations and warranties made by the Borrower in the Loan Documents shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the originally scheduled Maturity Date (except, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

               (iv) the Borrower shall have delivered updates to the Administrative Agent of all the Schedules referred to in Article III hereof
                                                              -----------
     and such updated Schedules shall be acceptable to Administrative

                                Credit Agreement
                                ----------------

     Agent in its reasonable judgment;

               (v) At the time of the exercise of the extension hereunder, the Borrower shall have delivered (A) a Compliance Certificate demonstrating that the Borrower is in compliance with the covenants set forth in Article
                                                                        -------
     VI as of the end of the most recent Measuring Period ending at least
     --
     forty-five days prior to such date and (B) a certificate of a Financial Officer of Borrower certifying that such Financial Officer has no knowledge of any change since the end of such applicable Measuring Period that would cause Borrower to not be in compliance with the covenants set forth in
     Article VI;

               (vi) The Borrower shall have paid to the Administrative Agent (for the ratable benefit of the Lenders) a non-refundable extension fee equal to .25% of the aggregate amount of the Revolving Credit Exposure and unused Commitments of the Lenders prior to the originally scheduled Maturity Date; and

               (vii) The Borrower shall have paid all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and all reasonable fees and expenses paid to third party consultants (including reasonable attorneys' fees and expenses) by Administrative Agent in connection with such extension.

     SECTION 2.10. Repayment of Loans; Evidence of Debt.
                   ------------------------------------

          (a) Repayment. The Borrower hereby unconditionally promises to pay the
              ---------
Loans as follows:

               (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date, and

               (ii) to the Administrative Agent for the account of each respective Lender the then unpaid principal amount of each Competitive Loan of such Lender on the last day of the Interest Period applicable to such Loan.

          (b) Manner of Payment. Prior to any repayment or prepayment of any
              -----------------
Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be paid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 2:00 p.m., New York City time, three Business Days before the scheduled date of such repayment in the case of a Eurodollar Borrowing and one Business Day before the scheduled date of such repayment in the case of an ABR Borrowing; provided that each repayment of Borrowings shall be applied to repay any outstanding ABR Borrowings before any other Borrowings. If the Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied, first, to pay any outstanding ABR Borrowings and, second, to other Borrowings in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first), and for these purposes, Competitive Loans shall be deemed to be in the same Class as Loans. Each payment of a Revolving Borrowing shall be applied ratably to the Loans included in such Borrowing.

          (c) Maintenance of Loan Accounts by Lenders. Each Lender shall
              ---------------------------------------
maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (d) Maintenance of Loan Accounts by the Administrative Agent. The
              --------------------------------------------------------
Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

          (e) Effect of Entries. The entries made in the accounts maintained
              -----------------
pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence
            -------------    ---
of the existence and amounts of the obligations recorded therein;

                                Credit Agreement
                                ----------------
provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

          (f) Promissory Notes. Any Lender may request that Loans made by it be
              ----------------
evidenced by promissory notes. In such cases, the Loans of such Lender shall be evidenced as follows:

               (i)    Revolving Notes. The Revolving Loans made by each Lender
                      ---------------
     shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit B-1, dated the date hereof, payable to
                                  -----------
     such Lender in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed.

               (ii)   Competitive Notes. The Competitive Loans made by any
                      -----------------
     Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit B-2, dated the date hereof, payable to
                                  -----------
     such Lender in an amount equal to 50% of the aggregate amount of the Commitments and otherwise duly completed.

               (iii)  Substitution, Exchange and Subdivision of Notes. No
                      -----------------------------------------------
     Lender shall be entitled to have its Notes substituted or exchanged for any reason, or subdivided for promissory notes of lesser denominations, except in connection with a permitted assignment of all or any portion of such Lender's relevant Commitment, Loans and Note pursuant to Section 9.04 (and,
                                                              ------------
     if requested by any Lender in connection with such permitted assignment, the Borrower agrees to so exchange any Note).

     SECTION 2.11. Prepayment of Loans.
                   -------------------

          (a) Optional Prepayments. The Borrower shall have the right at any
              --------------------
time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with the requirements of this Section; provided that the Borrower shall not have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.

          (b) Mandatory Prepayments and Commitment Reductions. The Borrower will
              -----------------------------------------------
prepay the Loans (and/or provide cover for LC Exposure as specified in Section
                                                                       -------
2.06(k)), and/or the Commitments shall be subject to automatic reduction, as
-------
follows:

               (i)   Non-Compliance with Maximum Unencumbered Asset Value Ratio.
                     ----------------------------------------------------------
     If, at any time, the Unencumbered Asset Value Ratio exceeds 60%, then the Borrower shall, within five Business Days after such occurrence, prepay the Loans (and/or provide cover for LC Exposure as specified in Section
                                                                 -------
     2.06(k)), and/or the Commitments shall be subject to automatic reduction,
     -------
     in an aggregate amount to the extent necessary to achieve compliance with the maximum Unencumbered Asset Value covenant set forth in Section 6.07(h),
                                                                ---------------
     such prepayment and/or reduction to be effected in each case in the manner and to the extent specified in clause (ii) of this paragraph.
                                    -----------

               (ii)  Application. Prepayments and/or reductions of Commitments
                     -----------
     pursuant to this paragraph shall be applied to reduce the aggregate amount of the Commitments (and to the extent that, after giving effect to such reduction, the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans would exceed the Commitments, the Borrower shall, first, prepay Revolving Loans, second, provide cover for LC Exposure as specified in Section 2.06(k) and third,
                                                   ---------------
     prepay Competitive Loans in an aggregate amount equal to such excess).

          (c) Notices, Etc. The Borrower shall notify the Administrative Agent
              ------------
by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing, not later than 2:00 p.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 2:00 p.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a

                                Credit Agreement
                                ----------------
reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.09, then such notice
                                                  ------------
of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.09. Promptly following receipt of any such notice
                ------------
relating to a Revolving Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02, except as necessary to
                                          -------------
apply fully the required amount of a mandatory prepayment. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by (A) accrued interest to the extent required by Section 2.13 and (B) any payments due pursuant to Section
                       ------------                                      -------
2.16 and shall be made in the manner specified in Section 2.10(b).
----                                              ---------------

     SECTION 2.12. Fees.
                   ----

          (a) Facility Fee. The Borrower agrees to pay to the Administrative
              ------------
Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Rate on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the Effective Date to but excluding the date on which such Commitment terminates; provided that, if such
                                                        --------
Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender's Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued facility fees shall be payable in arrears on each Quarterly Date and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on which the Commitments
--------
terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (b) Letter of Credit Fees. The Borrower agrees to pay (i) to the
              ---------------------
Administrative Agent for account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the same Applicable Rate used to determine the interest rate applicable to Eurodollar Revolving Loans (plus 4% during the continuance of an Event of Default) on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Lender a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and the Issuing Lender on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Lender's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on such Quarterly Date, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Lender pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

          (c) Administrative Agent Fees. The Borrower agrees to pay to the
              -------------------------
Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

          (d) Payment of Fees. All fees payable hereunder shall be paid on the
              ---------------
dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Lender, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

                                Credit Agreement
                                ----------------

     SECTION 2.13. Interest.
                   --------

          (a) ABR Loans. The Loans comprising each ABR Borrowing shall bear
              ---------
interest at the Alternate Base Rate plus the Applicable Rate.

          (b) Eurodollar Loans. The Loans comprising each Eurodollar Borrowing
              ----------------
shall bear interest (i) in the case of a Eurodollar Revolving Loan, at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate, or (ii) in the case of a Eurodollar Competitive Borrowing, at the LIBO Rate for the Interest Period in effect for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan.

          (c) Default Interest. Notwithstanding the foregoing, if any principal
              ----------------
of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid within 5 days of when due (except default interest shall accrue immediately with respect to (x) principal payment from the date when such payment is due and (y) any payments that are not made on the Maturity Date), whether upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 4% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 4% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.
-------------

          (d) Payment of Interest. Accrued interest on each Loan shall be
              -------------------
payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans and Competitive Loans, upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section
                                               -------------
shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

          (e) Computation. All interest hereunder shall be computed on the basis
              -----------
of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of
                   --------------------------
the Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period;

          (b) the Administrative Agent is advised by the Required Lenders (or, in the case of a Eurodollar Competitive Loan, the Lender that is required to make such Loan) that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period; or

          (c) the Administrative Agent is advised by a Lender that it has become unlawful for such Lender to honor its obligation to make or maintain Eurodollar Loans hereunder;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as a Eurodollar Revolving Borrowing shall be ineffective (in the case of clause (c) above, only as to the affected
                                     ----------
Lender), (ii) if any Revolving

                                Credit Agreement
                                ----------------

Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Revolving Borrowing (in the case of clause (c) above,
                                                            ----------
only as to the affected Lender), (iii) any request by the Borrower for a Eurodollar Competitive Borrowing shall be ineffective; provided that (A) if the circumstances giving rise to such notice do not affect all the Lenders, then requests by the Borrower for Eurodollar Competitive Borrowings may be made to Lenders that are not affected thereby and (B) if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Types of Borrowings shall be permitted and (iv) if in accordance with clause (c) above
                                                             ----------
any Lender determines that it is no longer lawful for such Lender or its applicable lending office (subject to Section 2.19(a)) to maintain any existing
                                      ---------------
Eurodollar Loans, or to continue to charge interest rates based upon the LIBO Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to continue Eurodollar Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist and, in such event, all Eurodollar Loans of such Lender shall be converted to ABR Loans, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Rate Loans.

     SECTION 2.15. Increased Costs.
                   ---------------

          (a) Increased Costs Generally. If any Change in Law shall:
              -------------------------

               (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Lender; or

               (ii) impose on any Lender or the Issuing Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lenders of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Lender hereunder (whether of principal, interest or otherwise), then, in accordance with and subject to Section 2.15(c), the Borrower will promptly on
                               ---------------
demand pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

          (b) Capital Requirements. If any Lender or the Issuing Lender
              --------------------
determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Lender's capital or on the capital of such Lender's or the Issuing Lender's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Lender's policies and the policies of such Lender's or the Issuing Lender's holding company with respect to capital adequacy), then, in accordance with and subject to Section 2.15(c), from time to time the Borrower
                               ---------------
will promptly on demand pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company for any such reduction suffered.

          (c) Certificates from Lenders. A certificate of a Lender or the
              -------------------------
Issuing Lender setting forth, in reasonable detail, the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this
                                             -------------    ---
Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Lender, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. No Lender or Issuing Lender shall have the right to collect payments from the Borrower pursuant to paragraph (a) or (b) of this
                                               -------------    ---
Section unless it is the policy of such Lender or Issuing Lender, as applicable, at the time of collection, to collect similar payments from borrowers in connection with credit facilities similar to those made available pursuant to this

                                Credit Agreement
                                ----------------

Agreement.

          (d) Delay in Requests. Failure or delay on the part of any Lender or
              -----------------
the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Lender's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

          (e) Competitive Loans. Notwithstanding the foregoing provisions of
              -----------------
this Section, a Lender shall not be entitled to compensation pursuant to this
Section in respect of any Competitive Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made.

     SECTION 2.16. Break Funding Payments. In the event of (a) the payment of
                   ----------------------
any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section
                                                                        -------
2.11(c) and is revoked in accordance herewith), (d) the failure to borrow any
-------
Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to
Section 2.19, then, in any such event, the Borrower shall compensate each Lender
------------
for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     SECTION 2.17. Taxes.
                   -----

          (a) Payments Free of Taxes. Any and all payments by or on account of
              ----------------------
any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) Payment of Other Taxes by the Borrower. In addition, the Borrower
              --------------------------------------
shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Indemnification by the Borrower. The Borrower shall indemnify the
              -------------------------------
Administrative Agent, each Lender and the Issuing Lender, within 10 days after written demand therefor, for the full amount of any

                                Credit Agreement
                                ----------------

Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Lender, shall be conclusive absent manifest error.

          (d) Evidence of Payments. As soon as practicable after any payment of
              --------------------
Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

          (e) Foreign Lenders. Any Foreign Lender that is entitled to an
              ---------------
exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

          (f) Refunds. If the Administrative Agent or a Lender determines, in
              -------
its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay
                                                      ------------
over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 2.17 with
                                                             ------------
respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Borrower, upon the request of the Administrative Agent or such Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrower or any other Person.

     SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Setoffs.
                   ----------------------------------------------------------

          (a) Payments by the Borrower. The Borrower shall make each payment
              ------------------------
required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15,
                                                               ------------
2.16 or 2.17, or otherwise) or under any other Loan Document (except to the
----    ----
extent otherwise provided therein) prior to 3:00 p.m., New York City time, on the date when due, in immediately available funds, without set off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at the Administrative Agent's Account, except as otherwise expressly provided in the relevant Loan Document, and except payments to be made directly to the Issuing Lender as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons
-------------  ----  ----     ----
entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder or under any other Loan Document (except to the extent otherwise provided therein) shall be made in dollars.

          (b) Application of Insufficient Payments. If at any time insufficient
              ------------------------------------
funds are received by and

                                Credit Agreement
                                ----------------
available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

          (c) Pro Rata Treatment. Except to the extent otherwise provided
              ------------------
herein: (i) each Revolving Borrowing shall be made from the Lenders, each payment of commitment fee under Section 2.12 shall be made for the account of
                                ------------
the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.09 shall be applied to the respective Commitments of the
      ------------
Lenders, pro rata according to the amounts of their respective Commitments; (ii) each Revolving Borrowing shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Revolving Loans) or their respective Loans (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Revolving Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Revolving Loans held by them; and (iv) each payment of interest on Revolving Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

          (d) Sharing of Payments by Lenders. If any Lender shall, by exercising
              ------------------------------
any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

          (e) Presumptions of Payment. Unless the Administrative Agent shall
              -----------------------
have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Lender hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Lender, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Lender, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          (f) Certain Deductions by the Administrative Agent. If any Lender
              ----------------------------------------------
shall fail to make any payment required to be made by it pursuant to Section
                                                                     -------
2.06(e) or (f), 2.07(b) or 2.18(e), then the Administrative Agent may, in its
-------    ---  -------    -------
discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                                Credit Agreement
                                ----------------

     SECTION 2.19. Mitigation Obligations; Replacement of Lenders.
                   ----------------------------------------------

          (a) Designation of a Different Lending Office. If any Lender requests
              -----------------------------------------
compensation under Section 2.15, or if the Borrower is required to pay any
                   ------------
additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable
                       ------------
efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not
   ------------    ----
subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

          (b) Replacement of Lenders. If (i) any Lender is unable to make or
              ----------------------
maintain Eurodollar Loans pursuant to Section 2.14(c), (ii)any Lender requests compensation under Section 2.15, (iii) the Borrower is required to pay any
                   ------------
additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or (iv) any Lender defaults in its
                       ------------
obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests,
                                         ------------
rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans) and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (C) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to
                       ------------
Section 2.17, such assignment will result in a reduction in such compensation or
------------
payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

                  The Borrower represents and warrants to the
                      Issuing Lender and the Lenders that:

     SECTION 3.01. Organization; Powers. Each of the Borrower and its Nationwide
                   --------------------
Core Entities is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     SECTION 3.02. Authorization; Enforceability. The Transactions are within
                   -----------------------------
the Borrower's organizational powers and have been duly authorized by all necessary organizational and, if required, stockholder action under their respective Organizational Documents. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each of the other Loan Documents to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws of affecting creditors' rights generally and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     SECTION 3.03. Governmental Approvals; No Conflicts.
                   ------------------------------------

                                Credit Agreement
                                ----------------

          The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for such as have been obtained or made and are in full force and effect,
(b) will not violate any applicable law or regulation or the Organizational Documents of the Borrower or any of the Nationwide Core Entities or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding upon the Borrower or any of the Nationwide Core Entities or their assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the Nationwide Core Entities, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Nationwide Core Entities.

     SECTION 3.04. Financial Condition; No Material Adverse Change.
                   -----------------------------------------------

          (a) Financial Condition. The Borrower has heretofore furnished to the
              -------------------
Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2001, reported on by Arthur Andersen LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended June 30, 2002, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Consolidated Entities as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause
(ii) above. Neither the Borrower nor any of its Subsidiaries has any Contingent Obligation, contingent liability or liability for any taxes, long-term leases or commitments, not reflected in its audited financial statements delivered to the Administrative Agent on or prior to the Closing Date or otherwise disclosed to the Administrative Agent in writing, which will have or is reasonably likely to have a Material Adverse Effect.

          (b) No Material Adverse Change. Since June 30, 2002, there has been no
              --------------------------
material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the other Consolidated Entities, taken as a whole.

     SECTION 3.05. Properties.
                   ----------

          (a) Property Generally. Each of the Nationwide Entities has good title
              ------------------
to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not materially interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

          (b) Intellectual Property. Each of the Nationwide Entities owns, or is
              ---------------------
licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Nationwide Entities does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.06. Litigation and Environmental Matters.
                   ------------------------------------

          (a) Actions, Suits and Proceedings. There are no actions, suits or
              ------------------------------
proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Nationwide Core Entities (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.

          (b) Environmental Matters. Except for the Disclosed Matters and except
              ---------------------
with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of the Nationwide Core Entities (i) has failed to comply in all material respects with any Environmental Law or to obtain, maintain or comply in all material respects with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability,
(iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any

                                Credit Agreement
                                ----------------

Environmental Liability.

          (c) Disclosed Matters. Except as otherwise disclosed to and approved
              -----------------
by a majority of Required Lenders, since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

     SECTION 3.07. Compliance with Laws and Agreements. Each of the Borrower and
                   -----------------------------------
the Nationwide Core Entities is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

     SECTION 3.08. Investment and Holding Company Status. Neither the Borrower
                   -------------------------------------
nor any of the Nationwide Core Entities is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     SECTION 3.09. Taxes. Each of the Borrower and the Nationwide Core Entities
                   -----
has timely filed or timely caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or Nationwide Core Entity, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected
                   -----
to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $10,000,000 the fair market value of the assets of all such underfunded Plans.

     SECTION 3.11. Disclosure. The Borrower has disclosed to the Lenders all
                   ----------
agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

     SECTION 3.12. Use of Credit. Neither the Borrower nor any of the Nationwide
                   -------------
Core Entities is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

     SECTION 3.13. Material Agreements and Liens.
                   -----------------------------

          (a) Material Agreements. Part A of Schedule 3.13 is a complete and
              -------------------            -------------
correct list of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Borrower or any of the Nationwide Core Entities outstanding on the date hereof that is not disclosed on the most recent financial statement delivered to the Administrative Agent pursuant to Section
            -------

                                Credit Agreement
                                ----------------

3.04 or 5.01, as applicable, the aggregate principal or face amount of which
----    ----
equals or exceeds (or may equal or exceed) $5,000,000 (each, a "Material
                                                                --------
Agreement"), and the aggregate principal or face amount outstanding or that may
---------
become outstanding under each such arrangement is correctly described in Part A
                                                                         ------
of Schedule 3.13. The Borrower is not in default in any material respect beyond
   -------------
any applicable grace period under or with respect to any Material Agreement to which it is a party or by which it or any of its property is bound in any respect, the existence of which default is likely to result in a Material Adverse Effect.

          (b) Liens. Part B of Schedule 3.13 is a complete and correct list of
              -----  ------    -------------
each Lien securing Indebtedness of any Person outstanding on the date hereof that is not disclosed on the most recent financial statement delivered to the Administrative Agent pursuant to Section 3.04 or 5.01, as applicable, the
                                 ------------    ----
aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $5,000,000 and covering any property of the Borrower or any of the Nationwide Core Entities, and the aggregate Indebtedness secured (or that may be secured) by each such Lien and the property covered by each such Lien is correctly described in Part B of Schedule 3.13.
                       ------    -------------

     SECTION 3.14. Capitalization. The Borrower has heretofore delivered to the
                   --------------
Lenders a true and complete copy of the Organizational Documents referred to in
Section 4.01(d). As of the date hereof, (x) except for stock options listed on
---------------
Schedule 3.14 and future stock options (so long as such future options do not
-------------
otherwise have a Material Adverse Effect) granted pursuant to Borrower's 1989 Stock Option Plan, as amended and restated January 24, 1992 and October 14, 1999, there are no outstanding Equity Rights with respect to the Borrower and
(y) there are no outstanding obligations of the Borrower or any of the Nationwide Core Entities to repurchase, redeem, or otherwise acquire any Equity Interests in the Borrower nor are there any outstanding obligations of the Borrower or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Borrower or any of its Subsidiaries.

     SECTION 3.15. Subsidiaries and Investments.
                   ----------------------------

          (a) Subsidiaries. Set forth in Part A of Schedule 3.15 (such schedule
              ------------               ------    -------------
being subject to update from time to time as of the dates when this representation is remade, or deemed to be remade) is a complete and correct chart and list of all of the organizational structure of the Borrower and its Subsidiary Entities, together with, for each such Person, (i) the jurisdiction of organization of such Person, (ii) in the case of each such Subsidiary, each Person holding Equity Interests in such Person and (iii) in the case of each such Subsidiary, the nature of the ownership interests held by each such Person and the percentage of ownership of the Borrower and Subsidiary Entity represented by such ownership interests. Except as disclosed in Part A of
                                                                ------
Schedule 3.15, (x) each of the Borrower and its Subsidiary Entities owns, free
-------------
and clear of Liens, and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Part A of Schedule
                                                             ------    --------
3.15, (y) all of the issued and outstanding capital stock of each such Person
----
organized as a corporation is validly issued, fully paid and nonassessable and
(z) there are no outstanding Equity Rights with respect to such Person.

          (b) Investments. Set forth in Part B of Schedule 3.15 is a complete
              -----------               ------    -------------
and correct list of all Investments (other than Investments disclosed in Part A
                                                                         ------
of Schedule 3.15 and other than Permitted Investments and operating deposit
   -------------
accounts with banks) held by the Borrower or any of its Subsidiary Entities in any Person on the date hereof that are not disclosed on the most recent financial statement delivered to the Administrative Agent pursuant to Section
                                                                      -------
3.04 or 5.01 and, for each such Investment, (x) the identity of the Person or
----    ----
Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Part B of Schedule 3.15, each of the Borrower and its Subsidiary
             ------    -------------
Entities owns, free and clear of all Liens, all such Investments.

     SECTION 3.16. Real Property. Set forth on Schedule 3.16 is a list, as of
                   -------------               -------------
the date hereof, of all of the real property interests held by the Borrower and its Subsidiary Entities, indicating in each case whether the respective property is owned or leased, the identity of the owner or lessee and the location of the respective property.

     SECTION 3.17. Solvency. On the Effective Date and after and giving effect
                   --------
to the Loans occurring on the Effective Date or such other date as Loans requested hereunder are made, and the disbursement of the proceeds of such Loans pursuant to the Borrower's instructions, the Borrower is and will be Solvent.

                                Credit Agreement
                                ----------------

     SECTION 3.18. No Default. No Default or Event of Default has occurred and
                   ----------
is continuing.

     SECTION 3.19. Insurance. The Borrower and the Nationwide Core Entities
                   ---------
currently maintain all insurance which is required to be maintained pursuant to
Section 5.05.
------------

     SECTION 3.20. Organizational Documents. The Organizational Documents
                   ------------------------
heretofore delivered to the Administrative Agent pursuant to Section 4.01(e)
                                                             ---------------
constitute, as of the date hereof, all of the Organizational Documents (together with all amendments and modifications thereof) of the Borrower. The Borrower represents that it has delivered to the Administrative Agent true, correct and complete copies of each of the documents set forth in this Section.

     SECTION 3.21. Executive Offices; Places of Organization. The principal
                   -----------------------------------------
offices, chief executive offices and principal places of business of the Borrower are located at 610 Newport Center Drive, Suite 1150, Newport Beach, California 92660. The Borrower was organized in the State of Maryland.

     SECTION 3.22. Securities Act. Neither the Borrower nor any of its
                   --------------
Subsidiary Entities have issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act of 1933, (as amended from time to time) or any other law, nor are they in violation of any rule, regulation or requirement under such act, or the Securities Exchange Act of 1934, (as amended from time to time) other than violations which could not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiary Entities is required to qualify an indenture under the Trust Indenture Act of 1939, (as amended from time to time) in connection with its execution and delivery of this Agreement or the incurrence of Indebtedness hereunder.

     SECTION 3.23. REIT Status. The Borrower: (a) is a REIT, (b) has not revoked
                   -----------
its election to be a REIT, (c) has not engaged in any "prohibited transactions" as defined in Section 856(b)(6)(iii) of the Code (or any successor provision thereto), and (d) for its current "tax year" as defined in the Code is and for all prior tax years subsequent to its election to be a REIT has been entitled to a dividends paid deduction which meets the requirements of Section 857 of the Code.

     SECTION 3.24. Leases. All of the leases of real property in which the
                   ------
Borrower or any of its Subsidiary Entities is the lessor, including Healthcare Leases, are listed on Schedule 3.24. To the best of the Borrower's knowledge,
                      -------------
with respect to each such lease, the lease has been duly authorized, executed and delivered by the lessee, is in full force and effect and the obligations of the lessee are valid, binding and enforceable, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally. To the best of the Borrower's knowledge except as otherwise disclosed to and approved by the Required Lenders, there exists no material breach, default, or event or condition which, with notice or lapse of time or both, would constitute such a material breach or default by the lessee, and there are no existing claims, defenses or offsets against rental due or to become due, under the terms of any such lease, other than such breaches, defaults, claims, defenses or offsets that could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.25. Brokers. The Borrower has not dealt with any broker or finder
                   -------
with respect to the Transactions or otherwise in connection with this Agreement.

                                   ARTICLE IV.

                                   CONDITIONS
                                   ----------

     SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans
                   --------------
and of the Issuing Lender to issue Letters of Credit hereunder shall not become effective until the date on which (i) the Administrative Agent shall have received each of the documents referred to below and (ii) each of the other conditions listed below is satisfied, the satisfaction of each of such conditions to be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance (or any such condition shall have been waived in accordance with Section 9.02):
                                          ------------

                                Credit Agreement
                                ----------------

          (a) Agreement. From each party hereto either (i) a counterpart of this
              ---------
Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

          (b) Notes. The Notes duly completed and executed by the Borrower for
              -----
each respective Lender.

          (c) Opinion of Counsel to the Borrower. A favorable written opinion
              ----------------------------------
(addressed to the Administrative Agent and the Lenders and dated the Effective
Date) of Sherry, Meyerhoff & Hanson LLP, counsel for the Borrower, substantially in the form of Exhibit F, and covering such other matters relating to the
               ---------
Borrower, this Agreement or the Transactions as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion to the Lenders and the Administrative Agent.

          (d) Opinion of Special New York Counsel to the Borrower. A favorable
              ---------------------------------------------------
written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Greenberg Traurig, LLP, special New York counsel for the Borrower, substantially in the form of Exhibit G, and covering such other
                                       ---------
matters relating to the laws of the State of New York and to the Borrower, this Agreement or the Transaction s as the Required Lenders shall reasonably request. The Borrower hereby requests such counsel to deliver such opinion to the Lenders and the Administrative Agent.

          (e) Organizational Documents. Copies of (i) the Certificate of
              ------------------------
Incorporation, Certificate of Formation, Certificate of Limited Partnership or similar formation document of the Borrower, certified by the Secretary of State of the state of formation of such Person as of a recent date, (ii) the Organizational Documents of the Borrower (unless delivered pursuant to clause
                                                                       ------
(i) above) and the Persons identified in Schedule 4.01(e) and (iii) the
---                                      ----------------
applicable resolutions authorizing the delivery of the Loan Documents, certified by the Secretary or an Assistant Secretary of such Person (or if such Person is a limited partnership or limited liability company, an authorized representative of its general partner or manager) as of the date of this Agreement as being accurate and complete, in each case relating to the organization, existence and good standing of such Person, the authorization of the Transactions and any other legal matters relating to such Person, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

          (f) Compliance Certificate. A certificate, dated the Effective Date
              ----------------------
and signed by a Financial Officer.

          (g) Material Adverse Effect. There shall not have occurred any change,
              -----------------------
event or development that could, in the opinion of the Lenders, have a Material Adverse Effect.

          (h) Repayment of Existing Indebtedness. Evidence that the principal of
              ----------------------------------
and interest on, and all other amounts owing in respect of, the Existing Revolving Credit Agreement (including any contingent or other amounts payable in respect of letters of credit) shall have been (or shall be simultaneously) paid in full on the Effective Date, that any commitments to extend credit under the agreements or instruments relating to such Indebtedness shall have been canceled or terminated and that all Guarantees in respect of, and all Liens securing, any such Indebtedness shall have been released (or arrangements for such release satisfactory to the Required Lenders shall have been made).

          (i) Third Party Approvals. All acts and conditions (including, without
              ---------------------
limitation, the obtaining of any third party consents and necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened precedent to the execution, delivery and performance of the Loan Documents by the Borrower.

          (j) Other Documents. Such other documents as the Administrative Agent
              ---------------
or any Lender or special New York counsel to JPMorgan may reasonably request.

          The obligation of any Lender to make its initial extension of credit hereunder is also subject to the payment or delivery by the Borrower of such fees, expenses and other consideration as the Borrower shall have

                                Credit Agreement
                                ----------------
agreed to pay or deliver to any Lender, the Arrangers or the Administrative Agent in connection herewith, including the reasonable fees and expenses of Morrison & Foerster LLP, special New York counsel to JPMorgan, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Loan Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Borrower).

          The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Lender to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) on or prior to 3:00 p.m., New York City time, on
            ------------
November 8, 2002 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

     SECTION 4.02. Each Credit Event. The obligation of each Lender to make a
                   -----------------
Loan on the occasion of any Borrowing, and of the Issuing Lender to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

          (a) receipt by the Administrative Agent of a Revolving Borrowing Request pursuant to Section 2.03 or, if applicable, a request for a Letter of Credit pursuant to Section 2.06(b);
                   ---------------

          (b) unless otherwise disclosed to and approved by the Required Lenders, the representations and warranties of the Borrower set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable (except, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

          (c) at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (b) and
                                                            --------------
(c) of the preceding sentence.
---

                                   ARTICLE V.

                              AFFIRMATIVE COVENANTS
                              ---------------------

          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

     SECTION 5.01. Financial Statements and Other Information. The Borrower will
                   ------------------------------------------
furnish to the Administrative Agent and each Lender:

          (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young US, LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

                                Credit Agreement
                                ----------------

          (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a Compliance Certificate of a Financial Officer of the
----------    ---
Borrower representing and certifying (i) that the Financial Officer signatory thereto has reviewed the terms of the Loan Documents, and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and consolidated financial condition of the Borrower and its Subsidiaries, during the fiscal quarter covered by such reports, that such review has not disclosed the existence during or at the end of such fiscal quarter, and that such officer does not have knowledge of the existence as at the date of such Compliance Certificate, of any condition or event which constitutes an Event of Default or Default or mandatory prepayment event, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower or its Subsidiaries has taken, is taking and proposes to take with respect thereto, (ii) the calculations (with such specificity as the Administrative Agent may reasonably request) for the period then ended which demonstrate compliance with the covenants and financial ratios set forth in Sections 6.01, 6.04 and 6.07, (iii) stating whether any
                    -------------  ----     ----
change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change
                                            ------------
has occurred, specifying the effect of such change on the financial statements accompanying such certificate, (iv) a schedule of Total Liabilities in respect of borrowed money in the level of detail disclosed in the Borrower's Form 10-Q filings with the Securities and Exchange Commission, as well as such other information regarding such Indebtedness as may be reasonably requested by the Administrative Agent, and (v) a schedule of EBITDA.

          (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such
----------
financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any its Subsidiaries with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally;

          (f) to the extent not otherwise delivered pursuant to this Section
                                                                     -------
5.01, copies of all financial statements and financial information delivered by
----
the Borrower (or, upon Administrative Agent's request, any of its Subsidiary Entities) from time to time to the holders of any unsecured Indebtedness for borrowed money of such Persons;

          (g) promptly after Moody's, Fitch or S&P shall have announced a change in the rating established or deemed to have been established for the Index Debt, written notice of such rating change; and

          (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower, any Subsidiary Entity, any of the Properties of the Borrower or any Subsidiary Entity, or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent or any Lender may reasonably request.

     SECTION 5.02. Notices of Material Events. The Borrower will furnish to the
                   --------------------------
Administrative Agent and each Lender prompt written notice of the following:

          (a) the occurrence of any Default;

                                Credit Agreement
                                ----------------

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of the Nationwide Core Entities that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

          (c) the assertion of a claim of any Environmental Liability by any Person against, or with respect to any activities of the Borrower or any Nationwide Core Entity, and any alleged violation of or non-compliance by or on behalf of the Borrower or any Nationwide Core Entity with any Environmental Laws or any permits, licenses or authorizations, other than any claim of Environmental Liability or alleged violation that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect;

          (d) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Nationwide Core Entities in an aggregate amount exceeding $1,000,000;

          (e) the occurrence of any Event of Loss aggregating $5,000,000 or more;

          (f) the purchase or Disposition of any Healthcare Properties aggregating $10,000,000 or more, together with (i) a description of such transaction in reasonable detail and (ii) if requested by the Administrative Agent, copies of all materials presented to the Borrower's board of directors in connection with the approval of such transaction; and

          (g) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     SECTION 5.03. Existence; Conduct of Business. The Borrower will, and will
                   ------------------------------
cause each of the Nationwide Core Entities to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section
                                                                      -------
6.03.
----

     SECTION 5.04. Payment of Obligations. The Borrower will, and will cause
                   ----------------------
each of the Nationwide Core Entities to, pay its obligations, including Tax liabilities, that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Nationwide Core Entity has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.05. Maintenance of Properties; Insurance. The Borrower will or
                   ------------------------------------
will cause, and will cause each of the Nationwide Core Entities to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

     SECTION 5.06. Books and Records; Inspection Rights. The Borrower will, and
                   ------------------------------------
will cause each of the Nationwide Core Entities to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of the Nationwide Core Entities to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

                                Credit Agreement
                                ----------------

     SECTION 5.07. Compliance with Laws. The Borrower will, and will cause each
                   --------------------
of the Nationwide Core Entities to, comply in all material respects with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.08. Use of Proceeds and Letters of Credit. The proceeds of the
                   -------------------------------------
Loans will be used only for general corporate purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. Letters of Credit will be issued only to support general corporate purposes.

     SECTION 5.09. Further Assurances. The Borrower will, and will cause each of
                   ------------------
the Nationwide Core Entities to, promptly upon request by the Administrative Agent or the Required Lenders, execute any and all further documents, agreements and instruments, and take all such further actions which may be required under any applicable law, or which either Agent or the Required Lenders may reasonably request, to effectuate the Transactions, all at the expense of the Borrower.

     SECTION 5.10. REIT Status. The Borrower shall maintain its status as a REIT
                   -----------
and (a) all of the representations and warranties set forth in clauses (a), (b)
                                                               -----------  ---
and (d) of Section 3.23 shall remain true and correct at all times and (b) all
    ---    ------------
of the representations and warranties set forth in clause (c) of Section 3.23
                                                   ----------    ------------
shall remain true and correct in all material respects. The Borrower will do or cause to be done all things necessary to maintain the listing of its Equity Interest on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System (or any successor thereof).

     SECTION 5.11. Hazardous Materials. The Borrower will, and will cause each
                   -------------------
of the Nationwide Core Entities to, do the following:

          (a) Keep and maintain all Real Properties in material compliance with any Environmental Laws unless the failure to so comply would not be reasonably expected to result in a Material Adverse Effect; and

          (b) Promptly cause the removal of any Hazardous Materials discharged, disposed of, or otherwise released in, on or under any Real Properties that are in violation of any Environmental Laws and which would be reasonably expected to result in a Material Adverse Effect, and cause any remediation required by any Environmental Laws or Governmental Authority to be performed, though no such action shall be required if any action is subject to a good faith contest. In the course of carrying out such actions, the Borrower shall provide the Administrative Agent with such periodic information and notices regarding the status of investigation, removal, and remediation, as the Administrative Agent may reasonably require.

                                  Article VI.

                               NEGATIVE COVENANTS
                               ------------------

          Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Issuing Lender and the Lenders that:

     SECTION 6.01. Indebtedness. The Borrower will not, and will not permit any
                   ------------
Nationwide Core Entity to, create, incur, assume or permit to exist any Indebtedness, except Indebtedness to the extent the Borrower and the Nationwide Core Entities maintain compliance with the covenants set forth in Sections 6.04
                                                                  -------------
and 6.07.
    ----

     SECTION 6.02. Liens. The Borrower will not, and will not permit any
                   -----
Nationwide Core Entity to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                                Credit Agreement
                                ----------------

          (a) Liens that secure Secured Indebtedness to the extent that the Borrower and the Nationwide Core Entities maintain compliance with the covenants set forth in Sections 6.04 and 6.07;
             -------------     ----

          (b) Permitted Encumbrances; and

          (c) without limiting the provisions of clause (a) of this Section, any
                                                 ----------
Lien on any property or asset of the Borrower or any of the Nationwide Core Entities existing on the date hereof and set forth in Part B of Schedule 3.13,
                                                      ------    -------------
or, to the extent not meeting the minimum thresholds for required listing on
Schedule 3.13 pursuant to Section 3.13, in an aggregate amount not exceeding
-------------             ------------
$10,000,000 (excluding, however, following the making of the initial Loans hereunder, Liens securing Indebtedness to be repaid with the proceeds of such Loans, as indicated on Schedule 3.13); provided that, except with respect to
                       -------------
Secured Indebtedness permitted under clause (a) of this Section, (i) such Lien
                                     ----------
shall not apply to any other property or asset of the Borrower or any Nationwide Core Entity, (ii) any such Lien shall secure only those obligations which it secures on the date hereof, provided that in any case, the Borrower and the Nationwide Core Entities shall maintain compliance with the covenants set forth in Sections 6.04 and 6.07.
   -------------     ----

     SECTION 6.03. Fundamental Changes.
                   -------------------

          (a) Mergers, Consolidations, Disposal of Assets, Etc. The Borrower
              ------------------------------------------------
will not, and will not permit any Nationwide Core Entity to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its Properties and assets whether now owned or hereafter acquired, or all or substantially all of the Equity Interest of any of the Nationwide Core Entities (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Nationwide Core Entity (other than the Borrower) may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Nationwide Core Entity (other than the Borrower) may merge into a Nationwide Core Entity in a transaction in which the surviving entity is a Nationwide Core Entity, (iii) subject to compliance with the provisions of Section 6.04, any
                                                           ------------
Person (other than a Nationwide Core Entity) may merge into any Nationwide Core Entity (other than the Borrower in a transaction in which such Nationwide Core Entity is the surviving entity) and (iv) to the extent not otherwise permitted by clause (i), (ii) or (iii) above, the Borrower or any other Nationwide Core
   ----------  ----    -----
Entity may merge or consolidate with and into any Person, in each case with the prior written approval of the Required Lenders and (v) any Nationwide Core Entity may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Nationwide Core Entity; provided that any such merger involving a Person that is not a Wholly-Owned Subsidiary of (x) the Borrower or
(y) any Wholly-Owned Subsidiary of a Subsidiary of the Borrower immediately prior to such merger shall not be permitted unless also permitted by Section
                                                                     -------
6.04.
----

          (b) Lines of Business. The Borrower will not, and will not permit any
              -----------------
Nationwide Core Entity to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and the Nationwide Core Entities on the date of execution of this Agreement and businesses reasonably related thereto.

     SECTION 6.04. Investments.
                   -----------

               The Borrower will not, and will not permit any Nationwide Core Entity to, make or permit to remain outstanding any Investments except:

               (a) subject to the limitations set forth in paragraph (c) below,
                                                           -------------
Investments outstanding on the date hereof and identified in Part B of Schedule
                                                             ------    --------
3.15;
----

               (b) subject to the limitations set forth in paragraph (c) below,
                                                           -------------
Investments by the Borrower and the Nationwide Core Entities in the Borrower and the Nationwide Core Entities; and

               (c) subject to the limitations set forth below, Investments in Healthcare Properties:


                                Credit Agreement
                                ----------------

----------------------------------------------------- ---------------------------------------------
                     Asset Type                                       Limitations
----------------------------------------------------- ---------------------------------------------
Individual Healthcare Properties                      No individual Healthcare Property or Equity
                                                      Interest in a Person owning an individual
                                                      Healthcare Property shall be acquired
                                                      without the consent of the Administrative
                                                      Agent and the Required Lenders if the
                                                      Aggregate Investment Value of such Property
                                                      exceeds 10% of the Capitalization Value
----------------------------------------------------- ---------------------------------------------
Portfolio of Healthcare Properties                    Equity Interest in Persons owning multiple
                                                      Healthcare  Properties shall not be
                                                      acquired in a single transaction or series
                                                      of related transactions without the consent
                                                      of the Administrative Agent and the
                                                      Required Lenders if the Aggregate
                                                      Investment Value of such Healthcare
                                                      Properties exceeds 33% of the
                                                      Capitalization Value
----------------------------------------------------- ---------------------------------------------
Mortgage Loans acquired by the Borrower or any        The Aggregate Investment Value of all such
Wholly-Owned Subsidiary which have first lien         Mortgage Loans shall not exceed 20% of the
priority on Healthcare Properties                     Capitalization Value
----------------------------------------------------- ---------------------------------------------
Healthcare Property Under Construction                The Aggregate Investment Value of all
                                                      Healthcare Property Under Construction
                                                      shall not exceed 7.5% of Capitalization
                                                      Value
----------------------------------------------------- ---------------------------------------------
Permitted Investments                                 Unlimited
----------------------------------------------------- ---------------------------------------------
Operating Deposit Accounts with Banks                 Unlimited
----------------------------------------------------- ---------------------------------------------


     SECTION 6.05. Restricted Payments. The Borrower will not, and will not
                   -------------------
permit any Nationwide Core Entity to, declare or make, or agree to pay or make, directly or indirectly, (a) any Restricted Payment in any fiscal year in excess of 100% of the aggregate amount of Cash Flow for such period; (b) Restricted Payments to acquire, redeem or retire the Equity Interest in the Borrower to the extent such Restricted Payments are proceeds received from a substantially concurrent issue of new Equity Interests in the Borrower; (c) Restricted Payments during any period while an Event of Default under paragraph (a) or (b)
                                                           -------------    ---
of Article VII has occurred and is continuing as a result of the Borrower's
   -----------
failure to pay any principal or interest due under this Agreement; or (d) Restricted Payments during any period that any other material non-monetary Event of Default, has occurred and is continuing, unless after taking into account all available funds of the Borrower from all other sources, such Restricted Payments are required in order to enable the Borrower to continue to qualify as a REIT. Notwithstanding anything to the contrary contained in this Section or elsewhere in this Agreement, so long as no Event of Default shall have occurred and be continuing, the Borrower shall be permitted to make, with respect to the Fiscal Quarter ending December 31, 2002, a preferred dividend payment in the amount of $1.91925 per share and a common dividend payment in the amount of $.46 per share.

     SECTION 6.06. Transactions with Affiliates. The Borrower will not, and will
                   ----------------------------
not permit any Nationwide Core Entity to, directly or indirectly, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of their Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Nationwide Core Entity than could be obtained on an arm's-length basis from unrelated third parties and (b) any Restricted Payment permitted by Section 6.05.
             ------------

                                Credit Agreement
                                ----------------

     SECTION 6.07. Certain Financial Covenants. The Borrower will not permit the
                   ---------------------------
non-compliance with any of the following covenants and ratios at any time, such covenants and ratios to be tested (x) on the last day of each Fiscal Quarter and
(y) at any time acquisitions and Dispositions by the Borrower and its Subsidiary Entities (provided, in the case of a Joint Venture, such calculation shall be made based upon the Consolidated Entities' direct or indirect pro rata share of such acquisition or Disposition) exceed $100,000,000 in any Fiscal Quarter, and in the case of clause (y), the following covenants and ratios shall be adjusted
               ----------
to reflect any such acquisitions and Dispositions:

               (a) Minimum Net Asset Value. The Borrower will not permit Net
                   -----------------------
Asset Value to be less than the sum of $500,000,000.

               (b) Maximum Total Liabilities to Capitalization Value. The
                   -------------------------------------------------
Borrower will not permit the ratio of Total Liabilities to Capitalization Value (expressed as a percentage) to be more than 60%.

               (c) Minimum Interest Coverage Ratio. The Borrower will not permit
                   -------------------------------
the Interest Coverage Ratio to be less than 2.50 to 1.00.

               (d) Minimum Fixed Charges Ratio. The Borrower will not permit the
                   ---------------------------
Fixed Charges Ratio to be less than 1.75 to 1.00.

               (e) Maximum Secured Indebtedness Ratio. The Borrower will not
                   ----------------------------------
permit the Secured Indebtedness Ratio to exceed 15%.

               (f) Minimum Unsecured Interest Coverage Ratio. The Borrower will
                   -----------------------------------------
not permit the Unsecured Interest Coverage Ratio to be less than 2.50 to 1.00.

               (g) Maximum Floating Rate Debt. The Borrower will maintain Swap
                   --------------------------
Agreements on a notional amount of Total Liabilities in respect of borrowed Indebtedness so that such notional amount, when added to the aggregate principal amount of such Total Liabilities which bears interest at a fixed rate, equals or exceeds 75% of the aggregate principal amount of all such Total Liabilities; provided, however, in no event shall the Borrower maintain, or permit any Nationwide Core Entity to maintain, any Swap Agreement involving the hedging of a fixed rate interest obligation of the Borrower or any Nationwide Core Entity to a floating rate of interest.

               (h) Maximum Unencumbered Asset Value Ratio. The Borrower will not
                   --------------------------------------
permit the Unencumbered Asset Value Ratio to exceed 60%, provided that, the Borrower shall not be in default under this Section if the Borrower timely complies with the provisions of Section 2.11(b).
                                ---------------

               (i) Minimum Rent/Mortgage Interest Coverage Ratio. The Borrower
                   ---------------------------------------------
will not permit the Rent/Mortgage Interest Coverage Ratio of all Qualified Unencumbered Properties in the aggregate to be less than 1.25 to 1.00.

     SECTION 6.08. Organizational Documents. Without the prior written consent
                   ------------------------
of Administrative Agent and the Required Lenders, the Borrower will not, and will not permit any other Person to, Modify any of the terms or provisions in the Organizational Documents delivered in connection with Section 4.01(e), except: (a) any Modifications necessary for the Borrower to issue more Equity Interests (provided such issuance does not otherwise violate the terms of this Agreement); or (b) Modifications necessary to clarify existing provisions of such Organizational Documents; or (c) Modifications which would have no material adverse, substantive effect on the rights or interests of the Lenders or the Issuing Lender in conjunction with the Loans or Letters of Credits or under the Loan Documents.

     SECTION 6.09. Fiscal Year. The Borrower will not change its Fiscal Year for
                   -----------
accounting or tax purposes from a period consisting of the 12-month period ending on December 31 of each calendar year.

     SECTION 6.10. Senior Management. The Borrower will cause R. Bruce Andrews
                   -----------------
to be the chief executive officer of the Borrower until the indefeasible payment in full of the Obligations; provided, however, no

                                Credit Agreement
                                ----------------

Default or Event of Default shall be deemed to have occurred if R. Bruce Andrews ceases to be the chief executive officer of the Borrower so long as the Borrower promptly takes all action necessary to replace R. Bruce Andrews with another similarly qualified and experienced individual reasonably acceptable to the Required Lenders in their sole determination.

     SECTION 6.11. Dispositions. The Borrower will not permit any Disposition
                   ------------
by the Borrower or its Subsidiary Entities of any of its respective Properties if such Disposition would cause the Borrower to be in violation of any of (a) the covenants set forth in Section 6.07 or (b) the limitations on Investments
                           ------------
set forth in Section 6.04.
             ------------

                                  Article VII.

                                EVENTS OF DEFAULT
                                -----------------

               If any of the following events ("Events of Default") shall occur:
                                                -----------------
               (a) the Borrower shall fail to pay any principal on any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

               (b) the Borrower shall fail to pay any interest, fee or any other amount (other than an amount referred to in clause (a) of this Article) payable
                                            ----------
under this Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;

               (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiary Entities in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or any waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or any waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

               (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to its
                                    ------------  ----
existence), 5.08, 5.10 or in Article VI;
            ----  ----       ----------

               (e) any Event of Default shall occur under any of the other Loan Documents;

               (f) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in this Article, including clause (a), (b), (d) or (e) of this Article) or any
                           ----------  ---  ---    ---
other Loan Document and such failure shall continue unremedied for a period of 30 or more days after notice thereof from the Administrative Agent to the Borrower (which notice shall be given at the request of any Lender); provided
                                                                     --------
that in the case of any such Default which is susceptible to cure but cannot be cured within 30 days through the exercise of reasonable diligence, if (i) the Required Lenders shall not have determined that such default is not susceptible of being cured within a maximum of 90 days from the Administration Agent's original notice of Default, and (ii) such Borrower commences such cure within the initial 30 days period and diligently prosecutes same to completion, such period of 30 days shall be extended for such additional period of time as may be reasonably necessary to cure same, but in no event shall such extended period exceed 60 days;

               (g) the Borrower or any Nationwide Core Entity shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, other than Non-Recourse Indebtedness of the Borrower and the Nationwide Core Entities;

               (h) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material

                                Credit Agreement
                                ----------------

Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (h) shall not apply to (i) Secured Indebtedness that becomes due as a
---------
result of the voluntary sale or transfer of the property or assets securing such Indebtedness in accordance with this Agreement or (ii) Non-Recourse Indebtedness of the Borrower and the Nationwide Core Entities;

               (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Nationwide Core Entities or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Nationwide Core Entities or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 90 days or an order or decree approving or ordering any of the foregoing shall be entered;

               (j) the Borrower or any Nationwide Core Entities shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article, (iii) apply
                                        ----------
for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Nationwide Core Entities or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

               (k) the Borrower or any Nationwide Core Entities shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

               (l) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Borrower, any Nationwide Core Entities or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or such Nationwide Core Entity to enforce any such judgment;

               (m) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower, any Nationwide Core Entities or any combination thereof in an aggregate amount exceeding $10,000,000 for all periods;

               (n) a Change in Control shall occur;

               (o) the Borrower shall be terminated, dissolved or liquidated (as a matter of law or otherwise) or proceedings shall be commenced by any Person (including the Borrower) seeking the termination, dissolution or liquidation of the Borrower and such proceeding shall continue undismissed for a period of 90 days; or

               (p) the occurrence of any event which results in a Material Adverse Effect, as reasonably determined by the Administrative Agent;

then, and in every such event (other than an event described in clause (i) or
                                                                ----------
(j) of this Article), and at any time thereafter during the continuance of such
---
event, the Administrative Agent may, with the consent of the Required Lenders, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times:
(i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event described in clause (i) or (j) of this
                                                    ----------    ---
Article, the Commitments shall automatically terminate

                                Credit Agreement
                                ----------------
and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and exercise all of its rights and remedies, whether provided at law or in equity.

                                 ARTICLE VIII.

                            THE ADMINISTRATIVE AGENT
                            ------------------------

         Each of the Lenders and the Issuing Lender hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

         The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any of its Subsidiary Entities or other Affiliate thereof as if it were not the Administrative Agent hereunder.

         The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in
Section 9.02), and (c) except as expressly set forth herein and in the other
------------
Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiary Entities that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), or in the absence of its own
                                 ------------
gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or
                                                                ----------
elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

         The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more subagents appointed by the Administrative Agent. The Administrative Agent and any

                                Credit Agreement
                                ----------------
such subagent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such subagent and to the Related Parties of the Administrative Agent and any such subagent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

         Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Lender and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the approval of the Borrower (so long as no Event of Default has occurred and is continuing), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Lender, with the approval of the Borrower (so long as no Event of Default has occurred and is continuing), appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and
Section 9.03 shall continue in effect for the benefit of such retiring
------------
Administrative Agent, its subagents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

         Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX.

                                  MISCELLANEOUS
                                  -------------

     SECTION 9.01. Notices.
                   -------

         (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all
                                                   -------------
notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

             (i) if to the Borrower, to Nationwide Health Properties, Inc., 610 Newport Center Drive, Suite 1150, Newport Beach, California 92660, Attention of Mark L. Desmond (Telecopy No. (949) 759-6887; Telephone No.
     (949) 718-4412);

             (ii) if to the Administrative Agent, to JPMorgan Chase Bank, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Loan and Agency Services Group (Telecopy No. (212) 552-5658), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of John Mix (Telecopy No. (212) 270-9562);

             (iii) if to the Issuing Lender, to JPMorgan Chase Bank, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Loan and Agency Services Group (Telecopy No. (212) 552-5658), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017,

                                Credit Agreement
                                ----------------

     Attention of John Mix (Telecopy No. (212) 270-9562); and

             (iv) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

         (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the
                             ----------
Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

         (c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     SECTION 9.02. Waivers; Amendments.
                   -------------------

         (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the
             --------------------------------------
Administrative Agent, the Issuing Lender or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Lender and the Lenders hereunderare cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section,
                                                -------------
and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Lender may have had notice or knowledge of such Default at the time.

         (b) Amendments. Neither this Agreement nor any provision hereof may be
             ----------
waived or Modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,
(iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, except for the extension of the Maturity Date pursuant to Section 2.09(e), (iv) change Section 2.18(b), (c) or (d) in a manner
            ---------------              ---------------  ---    ---
that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, or (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Issuing Lender hereunder without the prior written consent of the Administrative Agent or the Issuing Lender, as the case may be.

     SECTION 9.03. Expenses; Indemnity; Damage Waiver.
                   ----------------------------------

         (a) Costs and Expenses. The Borrower shall pay (i) all reasonable
             ------------------
out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of

                                Credit Agreement
                                ----------------
counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Lender or any Lender, including the reasonable fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Lender or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit and (iv) and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any document referred to therein.

         (b) Indemnification by the Borrower. The Borrower shall indemnify the
             -------------------------------
Administrative Agent, the Arrangers, the Issuing Lender and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and to hold each Indemnitee harmless from, any
           ----------
and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiary Entities, or any Environmental Liability related in any way to the Borrower or any of the its Subsidiary Entities, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of such Indemnitee.

         (c) Reimbursement by Lenders. To the extent that the Borrower fails to
             ------------------------
pay any amount required to be paid by it to the Administrative Agent or the Issuing Lender under paragraph (a) or (b) of this Section, each Lender severally
                     -------------    ---
agrees to pay to the Administrative Agent or the Issuing Lender, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Issuing Lender in its capacity as such.

         (d) Waiver of Consequential Damages, Etc. To the extent permitted by
             ------------------------------------
applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

         (e) Payments. All amounts due under this Section shall be payable not
             --------
later than 10 days after written demand therefor.

     SECTION 9.04. Successors and Assigns.
                   ----------------------

         (a) Assignments Generally. The provisions of this Agreement shall be
             ---------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any

                                Credit Agreement
                                ----------------
attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this
                                                           -------------
Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

        (b)  Assignments by Lenders.
             ----------------------

        (i)  Subject to the conditions set forth in paragraph (b)(ii) below,
                                                    -----------------
any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

             (A) the Borrower, provided that no consent of the Borrower shall be
                               --------
     required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and

             (B) the Administrative Agent, provided that no consent of the
                                           --------
     Administrative Agent shall be required for an assignment of any Revolving Commitment to an assignee that is (x) a Lender with a Revolving Commitment immediately prior to giving effect to such assignment, (y) an Affiliate of a Lender or (z) an Approved Fund.

        (ii) Assignments shall be subject to the following additional conditions:

             (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be
                        --------
     required if an Event of Default has occurred and is continuing;

             (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, provided that this clause shall not be construed to
                           --------
     prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans;

             (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; and

             (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

         For the purposes of this Section 9.04(b), the term "Approved Fund" has
                                  ---------------            -------------
the following meaning:

         "Approved Fund" means any Person (other than a natural person) that is
          -------------
engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         (iii) Subject to acceptance and recording thereof pursuant to paragraph
                                                                       ---------
(b)(iv) of this Section, from and after the effective date specified in each
-------
Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and

                                Credit Agreement
                                ----------------
obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15,
                                                                  -------------
2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or
----  ----     ----
obligations under this Agreement that does not comply with this Section 9.04
                                                                ------------
shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of
                                                                -------------
this Section.

         (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be
                        --------
conclusive, and the Borrower, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

         (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of
                                                              -------------
this Section and any written consent to such assignment required by paragraph
                                                                    ---------
(b) of this Section, the Administrative Agent shall accept such Assignment and
---
Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (c) Participations.
             --------------

         (i) Any Lender may, without the consent of the Borrower, the Administrative Agent or the Issuing Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's
                            -----------
rights and/or obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section
                                                                    -------
9.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this
-------                                           -----------------
Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a
            -------------  ----     ----
Lender and had acquired its interest by assignment pursuant to paragraph (b) of
                                                               -------------
this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided
                            ------------
such Participant agrees to be subject to Section 2.18(c) as though it were a
                                         ---------------
Lender.

         (ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled
      ------------    ----
to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the Borrower
                                                ------------
is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.17(e) as
                                                        ---------------
though it were a Lender.

         (d) Certain Pledges. Any Lender may at any time pledge or assign a
             ---------------
security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment

                                Credit Agreement
                                ----------------
to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (e) No Assignments to the Borrower or Affiliates. Anything in this
             --------------------------------------------
Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan or LC Exposure held by it hereunder to the Borrower, any Nationwide Core Entity or any of their Affiliates without the prior consent of each Lender.

     SECTION 9.05. Survival. All covenants, agreements, representations and
                   --------
warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Lender or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article
                                 -------------  ----  ----     ----     -------
VIII shall survive and remain in full force and effect regardless of the
----
consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

     SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may
                   ----------------------------------------
be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in
Section 4.01, this Agreement shall become effective when it shall have been
------------
executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 9.07. Severability. Any provision of this Agreement held to be
                   ------------
invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred
                   ---------------
and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

     SECTION 9.09. Governing Law; Jurisdiction; Etc.
                   --------------------------------

         (a) Governing Law. This Agreement shall be construed in accordance with
             -------------
and governed by the law of the State of New York.

         (b) Submission to Jurisdiction. The Borrower hereby irrevocably and
             --------------------------
unconditionally submits,

                                Credit Agreement
                                ----------------
for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Issuing Lender or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

         (c) Waiver of Venue. The Borrower hereby irrevocably and
             ---------------
unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties
                         -------------
hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) Service of Process. The Borrower hereby irrevocably appoints CT
             ------------------
Corporation System (the "Process Agent") with an office on the date hereof at
                         -------------
111 8th Avenue, New York, New York 10011 as its agent to receive on behalf of it and its property service of copies of the summons and complaint and any other process which may be served in any such suit, action or proceeding. Such service may be made by mailing or delivering a copy of such process to the Borrower, in care of the Process Agent at the Process Agent's above address and the Borrower hereby irrevocably authorizes and directs the Process Agent to accept such service on its behalf. The Administrative Agent and each Lender agree to mail to the Borrower at its address provided in Section 9.01 a copy of any summons,
                                        ------------
complaint, or other process mailed or delivered by it to the Borrower in care of the Process Agent. As an alternate method of service, the Borrower also irrevocably consents to the service of any and all process in any such suit, action or proceeding in the manner provided for notices in Section 9.01. The
                                                           ------------
Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this Section 9.09 shall
                                                             ------------
be by certified mail, return receipt requested. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE
                   --------------------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 9.11. Headings. Article and Section headings and the Table of
                   --------
Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     SECTION 9.12. Confidentiality. Each of the Administrative Agent, the
                   ---------------
Issuing Lender and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an

                                Credit Agreement
                                ----------------
agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from or
                           -----------
on behalf of the Borrower relating to the Borrower, its Subsidiaries or Affiliates or their respective businesses, other than any such information that is available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     SECTION 9.13. Additional Commitments.
                   ----------------------

         Upon the request of the Borrower (such request, the "Additional
                                                              ----------
Syndication Notice") given to the Administrative Agent within twenty-four (24)
------------------
months after the date of this Agreement, and provided that there is no Default or Event of Default, the Administrative Agent shall use commercially reasonable efforts to obtain additional Commitments in the aggregate amount of up to Fifty Million Dollars ($50,000,000) (the "Additional Commitment Amount"), subject to
                                    ----------------------------
the following:

         (a) Promptly after delivery of the Additional Syndication Notice, the Administrative Agent shall request that the existing Lenders accept a pro rata share of the Additional Commitment Amount. If any Lender rejects the offer to increase its respective Commitment or accepts only a portion thereof, which each Lender may do in its sole and absolute discretion, the Administrative Agent shall further offer the rejected shares (or rejected portions thereof) to the Lenders that have accepted the proposed increase in their Commitments (each an "Accepting Lender"), pro rata based on the sum of their then existing
 ----------------
Commitments plus any additional portion of the Additional Commitment Amount which they have previously accepted. If any Lender shall not respond to a request by the Administrative Agent pursuant to this clause (a) within ten (10)
                                                     ----------
Business Days after receipt of an offer (including any offer for a portion of the Additional Commitment Amount rejected by another Lender), such Lender shall be deemed to have rejected such offer. The Administrative Agent shall notify the Borrower of all acceptances and rejections with respect to the Additional Commitment Amount by the Lenders. If such acceptances are satisfactory to the Borrower, the Commitments of the Accepting Lenders shall be increased by their respective portions of the Additional Commitment Amount without the consent of any other Lender, subject, however, to (i) no Default or Event of Default being in existence at such time, (ii) the Borrower issuing substitute Notes, (iii) the Accepting Lenders paying to the Administrative Agent (on behalf of the other Lenders) the aggregate amount determined by the Administrative Agent to be necessary so that each Initial Accepting Lender's pro rata share of outstanding Loans and LC Exposure matches the ratio of its increased Commitment to the aggregate amount of all revised Commitments after giving effect to the Additional Commitment Amount, (iv) the Borrower, the Accepting Lenders and the Administrative Agent executing such other documents evidencing such adjustments in the Commitments and the Loans as shall be reasonable acceptable to the Borrower, the Accepting Lenders, the Administrative Agent and the Issuing Lender and (v) the Borrower paying all of the Administrative Agent's reasonable out-of-pocket expenses in connection with the foregoing. The Administrative Agent shall promptly pay to the applicable Lenders their share of any payments received from the Accepting Lenders in accordance with the immediately preceding sentence.

         (b) Notwithstanding anything to the contrary contained herein, if the Lenders do not accept increases in their aggregate Commitments in the full amount of the Additional Commitment Amount in accordance with paragraph (a)
                                                              -------------
above, the Borrower may designate one or more proposed lenders to the Administrative Agent and the Issuing Lender to become Lenders under this Agreement with respect to such balance of the Additional Commitment Amount (but in no event with proposed commitments of less than $5,000,000 unless the Administrative Agent consents thereto), subject in each case to the prior approval of the Administrative Agent and the Issuing Lender, which approvals shall not be unreasonably withheld or delayed if such proposed lenders meet the standards of an Eligible Assignee. If such proposed lenders are so approved, such lenders shall become

                                Credit Agreement
                                ----------------
additional Lenders under this Agreement in accordance with their respective Commitments without the consent of any other Lenders, subject, however, to (i) no Default or Event of Default being in existence at such time, (ii) the Borrower issuing substitute Notes to the new Lenders, (iii) such new Lenders paying to the Administrative Agent (on behalf of the other Lenders) the aggregate amount determined by the Administrative Agent to be necessary so that each new Lender's pro rata share of outstanding Loans and LC Exposure matches the ratio of its Commitment to the aggregate amount of all Commitments after giving effect to the Additional Commitment Amount, (iv) the Borrower, the new Lenders and the Administrative Agent executing such other documents evidencing their addition as Lenders hereunder and the adjustment of the Commitments and Loans as shall be reasonably acceptable to the Borrower, the Administrative Agent and the Issuing Lender, including each such new Lender's compliance with the provisions of clauses (ii), (iii) and (v) of Section 9.04(b), and (v) the
                  ------------  -----     ---    ---------------
Borrower paying all of the Administrative Agent's reasonable out-of-pocket expenses in connection with the foregoing. The Administrative Agent shall promptly pay to the applicable Lenders their share of any payments received from such new Lenders in accordance with the immediately preceding sentence.

                            [Signature Pages Follow]




















                                Credit Agreement
                                ----------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                            BORROWER:
                                            --------

                                            NATIONWIDE HEALTH PROPERTIES, INC.,
                                            a Maryland corporation

                                            By: /s/ MARK L. DESMOND
                                               ---------------------------------
                                                Name:  Mark L. Desmond
                                                Title: Senior Vice President and
                                                       Chief Financial Officer


                                Credit Agreement
                                ----------------

                                       ADMINISTRATIVE AGENT:
                                       --------------------

                                       JPMORGAN CHASE BANK,
                                         as Administrative Agent

                                       By: /s/ JOHN F. MIX
                                          --------------------------------------
                                           Name:  John F. Mix
                                           Title: Vice President


                                Credit Agreement
                                ----------------

                                                LENDERS
                                                -------

                                                JPMORGAN CHASE BANK



                                                By /s/ JOHN F. MIX
                                                  ------------------------------
                                                   Name:  John F. Mix
                                                   Title: V.P.


                                Credit Agreement
                                ----------------

                                            BANK OF AMERICA, N.A.


                                            By /s/ KEVIN WAGLEY
                                               -------------------
                                               Name: Kevin Wagley
                                               Title: Principal



                                Credit Agreement
                                ----------------

                                          WELLS FARGO BANK, NATIONAL ASSOCATION


                                          By /s/ RONALD K. PETERS
                                            ------------------------
                                             Name: Ronald K. Peters
                                             Title: Vice President



                                Credit Agreement
                                ----------------

                                                THE BANK OF NEW YORK


                                                By /s/ REBECCA K. LEVINE
                                                  -----------------------
                                                   Name: Rebecca K. Levine
                                                   Title: Vice President




                                Credit Agreement
                                ----------------

                                        UBS AG, STAMFORD BRANCH


                                        By /s/ PATRICIA O'KICKI
                                          -------------------------
                                           Name: Patricia O'Kicki
                                           Title: Director


                                        By /s/ WILFRED SAINT
                                          ---------------------------
                                           Name: Wilfred Saint
                                           Title: Associate Director



                                Credit Agreement
                                ----------------

                                               KBC BANK N.V.


                                               By /s/ ROBERT SNAUFFER
                                                 -------------------------------
                                                  Name:  Robert Snauffer
                                                  Title: First Vice President


                                               By /s/ RAYMOND F. MURRAY
                                                 -------------------------------
                                                  Name:  Raymond F. Murray
                                                  Title: First Vice President



                                Credit Agreement
                                ----------------

                     List of Omitted Exhibits and Schedules

The following exhibits and schedules to the Credit Agreement have been omitted and shall be furnished supplementally to the Commission upon request:


SCHEDULES
Schedule 2.01              -        Commitments
Schedule 3.06              -        Litigation and Environmental Disclosed Matter
Schedule 3.13              -        Material Agreements and Liens
Schedule 3.14              -        Stock Options
Schedule 3.15              -        Subsidiaries and Investments
Schedule 3.16              -        Real Property
Schedule 3.24              -        Leases
Schedule 4.01(d)           -        Organizational Documents


EXHIBITS

Exhibit A                  -        Assignment and Assumption
Exhibit B-1                -        Form of Note for Revolving Loans
Exhibit B-2                -        Form of Note for Competitive Loans
Exhibit C                  -        Form of Revolving Borrowing Request
Exhibit D                  -        Form of Revolving Interest Election Request
Exhibit E                  -        Form of Competitive Bid Request
Exhibit F                  -        Form of Opinion of Counsel to the Borrower
Exhibit G                  -        Form of Opinion of Special New York Counsel to the Borrower
Exhibit H                  -        Form of Compliance Certificate